As filed with the Securities and Exchange Commission on June 20, 2017

Securities Act File No. 333-211881

Investment Company Act File No. 811-23160

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 3	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 4	☒

    GABELLI NEXTSHARES TRUST

(Exact Name of Registrant as Specified in Charter)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-800-422-3554

Agnes Mullady

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and Address of Agent for Service)

Copies to:

Andrea R. Mango, Esq.	Michael R. Rosella, Esq.
Gabelli NextShares Trust	Paul Hastings LLP
One Corporate Center	200 Park Avenue
Rye, New York 10580-1422	New York, New York 10166

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b); or
☐	on __________ pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on __________ pursuant to paragraph (a)(1); or
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on __________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Gabelli NextShares Trust
Gabelli Small Cap Growth NextShares

Gabelli RBI NextShares
(each a “Fund” and collectively, the “Funds”)
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
(800-422-3554)
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com

Questions?
Call 800-GABELLI
or your investment representative.

Table of Contents

Summary of the Funds

Gabelli
NextShares

Trust (the “Company”)

Fund	Ticker Symbol
Gabelli Small Cap Growth NextShares	GSCGC

Gabelli RBI NextShares	GRBIC

Listing Exchange: The NASDAQ Stock Market LLC

PROSPECTUS DATED
June 20, 2017

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

NextSharesTM is a new type of actively managed fund that differs from traditional mutual funds and exchange traded funds. Individual shares of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system. Trading prices of NextShares are directly linked to a fund’s next-computed net asset value per share (“NAV”) and will vary from NAV by a market determined trading cost, i.e., a premium or discount to NAV, which may be zero. NextShares is a third-party service provider used by various investment advisers. Investing in NextShares involves certain risks as described in this prospectus. As a relatively new type of fund, NextShares has a limited operating history.

Gabelli Small Cap Growth NextShares

(the “Gabelli Small Cap Growth Fund” or the “Fund”)

Investment Objective

The Fund seeks to provide a high level of capital appreciation.

Fees and Expenses of the Fund:

The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Other Expenses(1)	2.50%
Total Annual Fund Operating Expenses	3.50%
Less Fee Waiver and/or Expense Reimbursement(2)	2.60%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.90%

(1)	Other Expenses are estimated for the first year of operations.
(2)	Gabelli Funds, LLC (the “Adviser”) has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) from exceeding 0.90% of the Fund’s average daily net assets per year (the “Expense Cap”). This arrangement is in effect for one year from the commencement of investment operations, and may be terminated only by the Board of Trustees of the Company (the “Board”) before such time. The Fund will carry forward, for a period not to exceed three years from the date that an amount is waived, any fees in excess of the expense limitation and repay the Adviser such amount provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same (taking into account the expense limitation for one year). Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$92	$832

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. As the Fund is new, it does not have any portfolio turnover as of the date of this prospectus.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies that are considered to be small companies at the time the Fund makes its investment. The Fund invests primarily in the common stocks of companies which the Adviser, believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser characterizes small companies for the Fund as those with total common stock market values of $3 billion or less at the time of investment. The Fund may also invest in foreign securities.

In selecting investments for the Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small-capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser’s goal is to invest in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Frequently, smaller companies exhibit one or more of the following traits:

•	New products or technologies
•	New distribution methods
•	Rapid changes in industry conditions due to regulatory or other developments
•	Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in a particular smaller growth company and then adjust its valuation more quickly once investor interest is gained.

Principal Risks

You may want to invest in the Fund if:

•	you are a long term investor
•	you seek high level of capital appreciation
•	you believe that the market will favor small-capitalization stocks over the long term

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth more or less than what you paid for them.

Investing in the Fund involves the following risks:

•	Contingent Pricing Risk. Trading prices of Fund shares are directly linked to the Fund’s next-computed NAV, which is normally determined as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the Fund’s NAV is determined at the end of the trading day. Like mutual funds, the Fund does not offer opportunities to transact intraday at currently (versus end of day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values disseminated by the Fund) during periods of market volatility. Although limit orders can be used to control differences in trade prices versus NAV, they cannot be used to control or limit trade execution prices.

•	Equity Risk. Equity risk is the risk that the prices of the securities held by the Fund will fluctuate, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. Holders of equity securities only have rights to value in the company only after all issuer debts have been paid and they could lose their entire investment in a company that encounters financial difficulty.

•	Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets. To the extent that the underlying securities held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security. In addition, there may be deviations between the market price of Fund shares and the value of the underlying foreign securities held by the Fund.

•	Growth Stock Risk. Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market.

•	Management Risk. If the Adviser is incorrect in its assessment of the investment prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

•	Market Trading Risk. Individual Fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer, and may not be directly purchased or redeemed from the Fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at, or below the Fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. The return on your investment will be reduced if you sell shares at a greater discount or narrower premium to NAV than when you acquired shares.

•	New Fund Risk. The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

•	Small-Capitalization Company Risk. Investing in securities of small-capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller-capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger-capitalization companies. The stocks of smaller-capitalization companies tend to have less trading volume than stocks of larger-capitalization companies. Less trading volume may make it more difficult for the Adviser to sell securities of smaller-capitalization companies at quoted market prices. Finally, there are periods when investing in smaller-capitalization stocks fall out of favor with investors and the stocks of smaller-capitalization companies underperform.

Performance

The Fund has not yet commenced operations and, therefore, performance information is not yet available. Performance information will be available after the Fund has been in operation for one calendar year.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Managers. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, Ms. Sarah Donnelly, and Ms. Laura S. Linehan, CFA, have served as portfolio managers of the Fund since its inception.

Purchase and Sale of Fund Shares, Taxes, and Payments to
Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, taxes, and financial intermediary compensation, please see “Other Information.”

Gabelli RBI NextShares

(the “Gabelli RBI Fund” or the “Fund”)

Investment Objective

The Fund seeks to provide above average capital appreciation.

Fees and Expenses of the Fund:

The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Other Expenses(1)	1.40%
Total Annual Fund Operating Expenses	2.40%
Less Fee Waiver and/or Expense Reimbursement(2)	1.50%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.90%

(1)	Other Expenses are estimated for the first year of operations.
(2)	Gabelli Funds, LLC (the “Adviser”) has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) from exceeding 0.90% of the Fund’s average daily net assets per year (the “Expense Cap”). This arrangement is in effect for one year from the commencement of investment operations and may be terminated only by the Board of Trustees of the Company (the “Board”) before such time. The Fund will carry forward, for a period not to exceed three years from the date that an amount is waived, any fees in excess of the expense limitation and repay the Adviser such amount provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same (taking into account the expense limitation for one year). Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the example. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$92	$605

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. As the Fund is new, it does not have any portfolio turnover as of the date of this prospectus.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in equity securities, such as common stock, of domestic and foreign services and equipment companies focused on physical asset development, including roads, bridges, and infrastructure (RBI). The Adviser selects companies which it believes are currently undervalued and have the potential to benefit from domestic and global reinvestment and development of physical assets, including roads, bridges, and other infrastructure-related industries. The Adviser’s investment process emphasizes a bottom-up approach to stock selection, focused on global exposure, risk mitigation, and fundamental analysis. In addition, the Adviser evaluates each company in its global universe using proprietary equity analysis, with a focus on core competencies.

The Adviser’s investment philosophy with respect to securities is to identify assets that are selling in the public market at a discount to their private market value (“PMV”). The Adviser defines PMV as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Adviser also generally evaluates an issuer’s free cash flow and long term earnings trends. Finally, the Adviser looks for a catalyst, something indigenous to the company, its industry or geographic positioning that may surface additional value, including, but not limited to, industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business.

The Fund is intended for investors seeking above average capital appreciation. It is not intended for those who wish to play short term swings in the stock market.

Principal Risks

You may want to invest in the Fund if:

•	you are a long term investor
•	you seek above average capital appreciation

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth more or less than what you paid for them.

Investing in the Fund involves the following risks:

•	Contingent Pricing Risk. Trading prices of Fund shares are directly linked to the Fund’s next-computed NAV, which is normally determined as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the Fund’s NAV is determined at the end of the trading day. Like mutual funds, the Fund does not offer opportunities to transact intraday at currently (versus end of day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values disseminated by the Fund) during periods of market volatility. Although limit orders can be used to control differences in trade prices versus NAV, they cannot be used to control or limit trade execution prices.

•	Equity Risk. Equity risk is the risk that the prices of the securities held by the Fund will fluctuate, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. Holders of equity securities only have rights to value in the company only after all issuer debts have been paid and they could lose their entire investment in a company that encounters financial difficulty.

•	Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets. To the extent that the underlying securities held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security. In addition, there may be deviations between the market price of Fund shares and the value of the underlying foreign securities held by the Fund.

•	Industry Concentration Risk. The Fund invests a significant portion of its assets in companies in the industrials industry, which includes domestic and foreign services and equipment companies focused on physical asset development, including roads, bridges, and infrastructure. As a result, the value of the Fund’s shares will be more susceptible to factors affecting those particular types of companies, which may include, among others, governmental regulation, greater price volatility for the overall market, rapid obsolescence of products and services, intense competition, and strong market reactions to consumer tastes and demands.

•	Management Risk. If the Adviser is incorrect in its assessment of the investment prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

•	Market Trading Risk. Individual Fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer, and may not be directly purchased or redeemed from the Fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at, or below the Fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. The return on your investment will be reduced if you sell shares at a greater discount or narrower premium to NAV than when you acquired shares.

•	New Fund Risk. The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

•	Non-Diversification Risk. As a non-diversified fund, more of the Fund’s assets may be focused in the securities of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified fund.

•	Sector Risk. The Fund will invest substantially, or even exclusively, in certain sectors and therefore the Fund carries the risks of those particular sectors. The Fund will invest in domestic and foreign services and equipment companies focused on roads, bridges, and infrastructure. These companies may be adversely affected by changes in government regulation, world events and economic conditions. These companies may also face higher risk of government involvement as physical assets such as roads, bridges, and infrastructure may be considered key components of national security or potential sources of government revenue. In addition, such companies could be adversely affected by commodity price volatility, technological developments and labor relations.

•	Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies may involve greater risks than investing in larger, more established issuers. Small- and mid-capitalization companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, lower revenues, limited product lines, greater dependence on a few customers, or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility.

Performance

The Fund has not yet commenced operations and, therefore, performance information is not yet available. Performance information will be available after the Fund has been in operation for one calendar year.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Managers. Mr. Brian Sponheimer and Mr. Jose Garza have served as portfolio managers of the Fund since its inception.

Purchase and Sale of Fund Shares, Taxes, and Payments to
Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, taxes, and financial intermediary compensation, please see “Other Information.”

About NextShares

NextShares are a new type of actively managed exchange traded product operating pursuant to an order issued by the SEC granting an exemption from certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). As a relatively new type of fund, NextShares has a limited operating history and there can be no guarantee that an active trading market for NextShares will develop.

Individual shares of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares (“Broker”), and may not be directly purchased or redeemed from the fund. As a new type of fund, NextShares initially may be offered by a limited number of Brokers. Trading prices of NextShares are directly linked to a fund’s next-computed NAV, that is normally determined as of the close of regular market trading each business day. Buyers and sellers of NextShares will not know the value of their purchases and sales until NAV is determined at the end of the trading day.

Trading prices of NextShares will vary from NAV by a market-determined trading cost, i.e., a premium or discount to NAV, which may be zero. The premium or discount to NAV at which NextShares trades are executed is locked in at the time of trade execution, and will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees, and other costs associated with creating and redeeming Creation Units (as defined below) of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices of shares in the secondary market may be above, at or below NAV. See “Purchases and Sales of Fund Shares” below for important information about how to buy and sell shares.

How NextShares Compare with Mutual Funds. Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the fund’s next determined NAV. Shares of NextShares funds, by contrast, are purchased and sold primarily in the secondary market. Because trading prices of NextShares may vary from NAV and commissions may apply, NextShares may be more expensive to buy and sell than mutual funds. Like mutual funds, NextShares may be bought or sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders.

Relative to investing in mutual funds, the NextShares structure offers certain potential advantages that may translate into improved performance and higher tax efficiency. These potential advantages include: (a) a single class of shares with no sales loads or distribution and service (12b-1) fees; (b) lower fund transfer agency expenses; (c) reduced fund trading costs and cash drag in connection with shareholder inflows and outflows; and (d) lower fund capital gains distributions. Because NextShares do not pay sales loads or distribution and service (12b-1) fees, their appeal to financial intermediaries may be limited to distribution arrangements that do not rely upon such payments.

How NextShares Compare with Exchange-Traded Funds. Similar to Exchange-Traded Funds (“ETFs”), NextShares are issued and redeemed only in specified large aggregations (“Creation Units”) and trade throughout the day on an exchange. Unlike ETFs, trading prices of NextShares are directly linked to the fund’s next computed NAV rather than determined at the time of trade execution. Different from ETFs, NextShares do not offer opportunities to transact intraday at currently (versus end of day) determined prices.

Unlike actively managed ETFs, NextShares are not required to disclose their full holdings on a daily basis, thereby protecting fund shareholders against the potentially dilutive effects of other market participants front-running the fund’s trades. Because the mechanism that underlies efficient trading of NextShares does not involve portfolio instruments not used in creations and redemptions, the need for full portfolio holdings disclosure to achieve tight markets in NextShares is eliminated. The NAV based trading employed for NextShares provides investors with built-in trade execution cost transparency and the ability to control their trading costs using limit orders. This feature of NextShares distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known by individual investors and cannot be controlled by them. For more information, see “Additional Information about NextShares.”

Other Information

Purchases and Sales of Fund Shares

Buying and Selling Shares in the Secondary Market. Shares of the Funds are listed and available for trading on The NASDAQ Stock Market LLC (the “Listing Exchange”) during the Listing Exchange’s core trading session (generally 9:30 am to 4:00 pm Eastern time). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules, and developed systems to support trading in Funds’ shares. Funds’ shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. The Funds do not impose any minimum investment for shares of the Funds purchased in the secondary market.

Buying and selling Funds’ shares is similar in most respects to buying and selling ETFs and listed stocks. Throughout each trading day, market makers post on an exchange bids to buy shares and offers to sell shares. Buyers and sellers submit trade orders through their Brokers. The executing trading venue matches orders received from Brokers against market maker quotes and other orders to execute trades, and reports the results of completed trades to the parties to the trade, member firms, and market data services. Completed trades in Funds’ shares clear and settle just like ETF trades and listed stock trades, with settlement normally occurring on the third following business day (T+3). Orders to buy and sell Funds’ shares that are not executed on the day the order is submitted are automatically cancelled as of the close of trading that day.

Trading in Funds’ shares differs from buying and selling ETFs and listed stocks in four respects:

•	how intraday prices of executed trades and bids and offers posted by market makers are expressed;

•	how to determine the number of shares to buy or sell if you seek to transact in an approximate dollar amount;

•	what limit orders mean and how limit prices are expressed; and

•	how and when the final price of executed trades is determined.

Intraday Prices and Quote Display Format. The intraday price of executed trades and bids and offers quoted for Funds’ shares are all expressed relative to the Funds’ next determined NAV, rather than as an absolute dollar price. As noted above, the Funds’ NAV is normally determined as of the close of regular market trading each business day. As an illustration, shares of the Funds may be quoted intraday at a best bid of “NAV -$0.01” and a best offer of “NAV +$0.02.” A buy order executed at the quoted offer price would, in this example, be priced at two cents over the Funds’ NAV on the trade date. If the last trade in Funds’ shares was priced at two cents over NAV (the current best offer), it would be displayed as “NAV +$0.02.”

Bid and offer quotes and prices of Funds’ shares in NAV based format can be accessed intraday on Broker terminals using the Funds’ ticker symbol. Market data services may display bid and offer quotes and trade prices in NAV based format or in “proxy price” format, in which NAV is represented as 100.00 and premiums/discounts to NAV are represented by the same difference from 100.00 (to illustrate, NAV -$0.01 would be shown as 99.99 and NAV+$0.02 as 100.02). Historical information about the Funds’ trading costs and trading spreads is provided on its webpage on www.nextshares.com.

Sizing Buy and Sell Orders. NextShares may be purchased and sold in specified share or dollar quantities, although not all Brokers may accept dollar based orders. In share based orders, you specify the number of Funds’ shares to buy or sell. Like share based ETF and listed stock orders, determining the number of Funds’ shares to buy or sell if you seek to transact in an approximate dollar amount requires dividing the intended purchase or sale amount by the estimated price per share. To assist buyers and sellers in estimating transaction prices, the Funds make available at intervals of not more than 15 minutes during the Listing Exchange’s regular trading session an indicative estimate of the Funds’ current portfolio value (“Intraday Indicative Value” or “IIV”). IIVs can be accessed on the Funds’ webpage at www.nextshares.com and may also be available from Brokers and market data services.

The price of a transaction in Funds’ shares can be estimated as the sum of the most recent IIV and the current bid (for sales) or offer (for purchases). If, for example, you seek to buy approximately $15,000 of Funds’ shares when the current IIV is $19.98 and the current offer is NAV +$0.02, you should place an order to buy 750 shares (= $15,000 ÷ $20.00). And if you seek to sell approximately $15,000 of Funds’ shares when the current IIV is $19.98 and the current bid is NAV -$0.01, you should sell 751 shares (≈ $15,000 ÷ $19.97).

Because IIVs are estimates and will generally differ from NAV, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that share transaction prices are based on the Funds’ next determined NAV, and that NAVs may vary significantly from IIVs during periods of intraday market volatility.

Limit Orders. A “limit order” is an order placed with a Broker to buy or sell a prescribed number of shares at a specified price or better. In entering limit orders to buy or sell Funds’ shares, limit prices are expressed relative to NAV, i.e., NAV +$0.02, NAV -$0.01, rather than as an absolute dollar price. By using limit orders, buyers and sellers of NextShares can control their trading costs in a manner not available for ETFs.

Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit absolute trade execution prices.

Final Prices of Executed Trades. The premium or discount to NAV at which Funds’ shares trade is locked in at the time of trade execution, with the final price contingent upon the determination of NAV at the end of the trading day. If, for example, an order to buy or sell shares executes at NAV +$0.02 and the Funds’ NAV on the day of the trade is $20.00, the final trade price is $20.02.

The premium or discount to NAV at which Funds’ shares trade depends on market factors, including the balance of supply and demand for shares among investors, transaction fees, and other costs associated with creating and redeeming Creation Units, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. NextShares do not offer investors the opportunity to buy and sell intraday at currently (versus end of day) determined prices. Buyers and sellers of shares will not know the final trade price of executed trades until the Funds’ NAV is determined at the end of the trading day. Trading prices of shares may be above, at or below NAV, and may vary significantly from NAV during periods of market volatility.

Transactions Directly with the Fund. The Funds issue and redeem shares only in Creation Unit blocks of 25,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through “Authorized Participants,” which are broker-dealers or institutional investors that have entered into agreements with the Funds’ distributor for this purpose. The Funds issue and redeem Creation Units in return for the securities, other instruments, and/or cash (the “Basket”) that the Funds specify each business day. The Funds’ Baskets are not intended to be representative of current holdings and may vary significantly from current portfolio positions. The Funds impose transaction fees on Creation Units issued and redeemed to offset the estimated cost to the Funds of processing the transaction and converting the Basket to or from the desired portfolio composition. For more information, see “Buying and Selling Shares.”

Tax Information

The Funds expect that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), you should be aware that the Funds’ investment adviser (or one of its affiliates) may pay the financial intermediary for the sale of the Funds’ shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objectives, Investment Strategies, and Related Risks

Gabelli Small Cap Growth Fund

The investment objective of the Fund is to provide a high level of capital appreciation. Neither the investment objective nor any of the policies are fundamental, except as expressly stated herein, and each may be modified without shareholder approval. Shareholders will receive notice sixty days prior to any change in the Fund’s investment objective.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies that are considered to be small companies at the time the Fund makes its investment. The Adviser characterizes small companies for the Fund as those with total common stock values of $3 billion or less at the time of investment. The Fund may also invest in foreign securities.

In selecting investments for the Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small-capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser’s goal is to invest in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Frequently, smaller companies exhibit one or more of the following traits:

•	New products or technologies
•	New distribution methods
•	Rapid changes in industry conditions due to regulatory or other developments
•	Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in a particular smaller growth company and then adjust its valuation more quickly once investor interest is gained.

Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested.

The Fund may also use the following investment technique:

•	Defensive Investments. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include high grade debt securities, obligations of the U.S. government and its agencies and instrumentalities, or high quality short term money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

Gabelli RBI NextShares

The investment objective of the Fund is to provide above average capital appreciation. Neither the investment objective nor any of the policies are fundamental, except as expressly stated herein, and each may be modified without shareholder approval. Shareholders will receive notice sixty days prior to any change in the Fund’s investment objective.

Under normal market conditions, the Fund invests primarily in equity securities, such as common stock, of domestic and foreign services and equipment companies focused on physical asset development, including roads, bridges, and infrastructure (RBI). The Adviser selects companies which it believes are currently undervalued and have the potential to benefit from domestic and global reinvestment and development of physical assets, including roads, bridges, and other infrastructure-related industries. The Adviser’s investment process emphasizes a bottom-up approach to stock selection, focused on global exposure, risk mitigation, and fundamental analysis. In addition, the Adviser evaluates each company in its global universe using proprietary equity analysis, with a focus on core competencies. The Adviser also determines whether a company is focused on a particular business area by, among other things, conducting primary research on the company. This could include, but is not limited to, examining regulatory and public filings, in-person visits to the company's headquarters, as well as through discussions with potential customers of and vendors to the business.

The Adviser’s investment philosophy with respect to securities is to identify assets that are selling in the public market at a discount to their private market value (“PMV”). The Adviser defines PMV as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Adviser also generally evaluates an issuer’s free cash flow and long term earnings trends. Finally, the Adviser looks for a catalyst, something indigenous to the company, its industry or geographic positioning that may surface additional value, including, but not limited to, industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business.

Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested.

The Fund’s policy of concentration (i.e., to invest more than 25% of the Fund’s net assets in companies in the industrials industry) is a fundamental policy. Fundamental policies may not be changed without the authorization of a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

The Fund may also use the following investment technique:

•	Defensive Investments. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include high grade debt securities, obligations of the U.S. government and its agencies and instrumentalities, or high quality short term money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

Investing in the Funds involves the following risks:

•	Authorized Participant Risk. All Funds — Authorized Participant Risk occurs where securities underlying the shares are traded outside of a collateralized settlement system. There are a limited number of financial institutions that may act as Authorized Participants that post collateral for certain trades on an agency basis (i.e., on behalf of other market participants). To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to do so, there may be a significantly diminished trading market for the Funds’ shares. In addition, this could in turn lead to differences between the market price of the shares and the underlying value of those shares.

•	Contingent Pricing Risk. All Funds — Trading prices of a Fund’s shares are directly linked to a Fund’s next determined NAV, which is normally calculated as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until a Fund’s NAV is determined at the end of the trading day. Like mutual funds, a Fund does not offer opportunities to transact intraday at currently (versus end of day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values as described below under “Buying and Selling Shares”) during periods of market volatility. Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit trade execution prices.

•	Equity Risk. All Funds — Equity risk is the risk that the prices of the securities held by a Fund will fluctuate, sometime rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances, such as management quality and earnings. Holders of equity securities only have rights to value in the company only after all issuer debts have been paid and they could lose their entire investment in a company that encounters financial difficulty. These fluctuations may cause a security to be worth less than it was worth when it was purchased by that Fund. Because the value of securities, and thus shares of a Fund, could decline, you could lose money.

•	Foreign Securities Risk. All Funds — A Fund that invests outside the United States carries additional risks that include:

•	Access Risk — The risk that some countries may restrict a Fund’s access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a Fund.

•	Currency Risk — Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

•	Information Risk — Key information about an issuer, security, or market may be inaccurate or unavailable.

•	Liquidity Risk — Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

•	Political Risk — Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a Fund’s ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action, and war.

•	Pricing Risk — To the extent that the underlying securities held by a Fund trade on foreign exchanges that may be closed when the securities exchange on which a Fund’s shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security. In addition, there may be deviations between the market price of Fund shares and the value of the underlying foreign securities held by a Fund.

•	Growth Stock Risk. Gabelli Small Cap Growth Fund only — Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. Stocks of companies the Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that the Adviser has placed on it.

•	Industry Concentration Risk. Gabelli RBI Fund only — The Gabelli RBI Fund invests a significant portion of its assets in companies in the industrials industry, which includes domestic and foreign services and equipment companies focused on physical asset development, including roads, bridges, and infrastructure. As a result, the value of the Gabelli RBI Fund’s shares will be more susceptible to factors affecting those particular types of companies, which may include, among others, governmental regulation, greater price volatility for the overall market, rapid obsolescence of products and services, intense competition, and strong market reactions to consumer tastes and demands.

•	Liquidity Risk. All Funds — Liquidity Risk occurs in stressed market conditions where the market for the shares of the Funds may become less liquid in response to deteriorating liquidity in the markets for the Funds’ underlying portfolio holdings. This, in turn, could lead to differences between the market price of the shares and the underlying value of those shares.

•	Management Risk. All Funds — If the Adviser is incorrect in its assessment of the investment prospects of the securities a Fund holds, then the value of that Fund’s shares may decline. In addition, the Adviser’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

•	Market Trading Risk. All Funds — Individual Fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer, and may not be directly purchased or redeemed from a Fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require the payment of brokerage commissions and expose the buyer or seller to other trading costs. Due to brokerage commissions and other trading costs, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at, or below NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. An investor’s realized investment returns will be reduced if the investor sells shares at a greater discount or narrower premium than he or she acquired the shares. Shares may be purchased or redeemed in transactions directly with a Fund only in Creation Unit quantities by or through Authorized Participants. A Fund may have a limited number of active Authorized Participants. To the extent that Authorized Participants withdraw and are not replaced, the shares may trade at wider premiums/discounts to NAV and may possibly face delisting.

•	New Fund Risk. All Funds — Each Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

•	Non-Diversification Risk. Gabelli RBI Fund only — The Gabelli RBI Fund is classified as a “non-diversified” fund, which means that a greater proportion of its assets may be invested in the securities of a single issuer than a “diversified” fund. As a non-diversified fund, more of the Gabelli RBI Fund’s assets may be focused in the securities of a small number of issuers, which may make the value of the Gabelli RBI Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified fund. The ability to invest in a more limited number of securities may increase the volatility of the Gabelli RBI Fund’s investment performance, as the Gabelli RBI Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund. If the securities in which the Gabelli RBI Fund invests perform poorly, the Gabelli RBI Fund could incur greater losses than it would have had if it had been invested in a greater number of securities.

•	Sector Risk. Gabelli RBI Fund only — The Gabelli RBI Fund will invest substantially, or even exclusively, in certain sectors and therefore the Gabelli RBI Fund carries the risk of those particular sectors. The following describes the risks associated with certain sectors in which the Gabelli RBI Fund will invest:

•	The Gabelli RBI Fund will invest in domestic and foreign services and equipment companies focused on roads, bridges, and infrastructure. Such companies may be adversely affected by changes in government regulation, world events and economic conditions.

•	These companies may also face higher risk of government involvement as physical assets such as roads and bridges may be considered key components of national security or potential sources of government revenue, particularly if they control significant strategic assets that have a national or regional profile, and may have monopolistic characteristics. In addition, toll roads and bridges may be subject to a higher probability of nationalization due to their characteristics as strategic national assets. Strategic assets could generate additional risk not common in other sectors and may be the target for terrorist attacks or adverse political actions. In addition, as cites of primary transportation traffic, accidents may occur at roads and bridges that could have an adverse effect on these companies.

•	In addition, these companies could be adversely affected by commodity price volatility, technological developments and labor relations. Sustained high prices of commodities such as oil could have an adverse effect on these companies. Many companies in the toll roads and bridges sector may have fixed income streams, causing their market value to decline in times of high inflation. In addition, the prices that these companies may be able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or other factors.

•	Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk. Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

•	Small-Capitalization Company Risk. Gabelli Small Cap Growth Fund only — Investing in securities of small-capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller-capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger-capitalization companies. The stocks of smaller-capitalization companies tend to have less trading volume than stocks of larger-capitalization companies. Less trading volume may make it more difficult for the Adviser to sell securities of smaller-capitalization companies at quoted market prices. Finally, there are periods when investing in smaller-capitalization stocks fall out of favor with investors and the stocks of smaller-capitalization companies underperform.

•	Small- and Mid-Capitalization Companies Risk. Gabelli RBI Fund only — Investing in securities of small- and mid-capitalization companies may involve greater risks than investing in larger, more established issuers. Small- and mid-capitalization companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, limited product lines, greater dependence on a few customers, or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility.

Portfolio Holdings. Due to lags in reporting, the Funds’ actual holdings may vary significantly from the most recent publicly disclosed portfolio composition. As described under “Additional Information about NextShares – How NextShares Compare with ETFs,” the Funds do not disclose portfolio holdings daily. The Baskets used in creations and redemptions of Funds’ shares are not intended to be representative of current portfolio holdings and may vary significantly from the Funds’ current holdings.

Each Fund may also engage in other investment practices in order to achieve its investment objective. A detailed description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (“SAI”) which may be obtained by calling 800-Gabelli (800-422-3554), your financial intermediary, or free of charge through the Funds’ website at www.gabelli.com. A complete schedule of portfolio holdings also will be included in the Funds’ Annual and Semiannual Reports to shareholders (when available).

Additional Information about NextShares

Description of NextShares. The Funds operate pursuant to an exemptive order issued by the SEC granting the Gabelli NextShares Trust and Gabelli Funds, LLC an exemption from certain provisions of the 1940 Act. NextShares operate as follows:

•	NextShares are pooled investment funds that generally follow an active management style, seeking to outperform their designated benchmark and other funds with similar investment profiles;

•	NextShares funds value their shares at the end of each business day by dividing the current value of fund assets, less liabilities by the number of shares outstanding (referred to as “net asset value per share” or “NAV”);

•	Investors may purchase and sell shares of a NextShares fund on a national securities exchange or alternative trading system through a Broker. Individual shares may not be directly purchased or redeemed from the issuing fund;

•	Trading prices of NextShares are directly linked to a fund’s next end of day NAV utilizing a patented trading approach called “NAV based trading.” In NAV based trading, all trades are executed at the fund’s next-computed NAV plus or minus a trading cost, i.e., a premium or discount to NAV, determined at the time of trade execution. For each NextShares trade, the final transaction price is determined once NAV is computed. Buyers and sellers will not know the value of their purchases and sales until the end of the trading day. See “Buying and Selling Shares” below;

•	The premium or discount to NAV at which NextShares transactions are executed will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units (as defined below) of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices of shares in the secondary market may be above, at, or below NAV. NextShares do not offer the opportunity to transact intraday at prices determined at time of trade execution;

•	NextShares issue and redeem shares only in transactions by or through broker-dealers or institutional investors that have entered into agreements with the Funds’ distributor (the “Authorized Participants”) in designated aggregations of shares (“Creation Units”) in exchange for the securities, other instruments and/or cash currently specified by a fund (the “Basket”). Transactions may be effected partially or entirely in cash when in-kind delivery is not practicable or deemed not in the best interests of shareholders. NextShares issue and redeem Creation Units of shares at NAV, plus or minus a transaction fee that is intended to cover the fund’s cost of processing the transaction and converting the Basket to or from the desired composition. See “Buying and Selling Shares” below; and

•	Prior to the beginning of market trading each business day, each NextShares fund will disclose the Basket that it will accept from and deliver to Authorized Participants to settle purchases and redemptions of Creation Units on that day. See “Buying and Selling Shares” below. The Basket is not intended to represent current holdings and may vary significantly from a fund’s current portfolio positioning.

NextShares funds seek to enhance their performance by utilizing a cost and tax efficient structure and by maintaining the confidentiality of current portfolio trading information. NextShares are designed to be long term investment vehicles and are not suited for short term trading. As described below, there are important differences among NextShares and ETFs and mutual funds.

Investors should be aware that the investments made, and performance results achieved, by NextShares funds may differ from those of other funds for which the investment adviser (or an affiliate) acts as investment adviser, including funds with similar names, investment objectives, and policies.

How NextShares Compare with Mutual Funds. Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the next determined NAV. NextShares, by contrast, cannot be directly purchased or redeemed except by or through Authorized Participants in Creation Unit quantities in exchange for the specified Basket. Unlike NextShares, mutual fund shares do not trade on an exchange. Because trading prices of NextShares may vary from NAV and commissions may apply, NextShares may be more expensive to buy and sell than mutual funds. Like mutual funds, NextShares may be bought or sold in specified share or dollar quantities, although not all Brokers may accept dollar based orders.

Relative to investing in mutual funds, the NextShares structure offers certain potential advantages that may translate into improved performance and higher tax efficiency. More specifically:

•	NextShares have a single class of shares with no sales loads or distribution and service (12b-1) fees;
•	Because they are set up to take advantage of the highly efficient share processing system of the Depositary Trust Company (“DTC”) used for publicly traded stocks and ETFs, NextShares are expected to operate with lower transfer agency expenses than incurred by most mutual funds;
•	Unlike most mutual funds, NextShares are designed to protect fund performance from dilution in connection with shareholder inflows and outflows. For mutual funds, the costs of accommodating shareholder flows include the incremental trading costs incurred by the fund to resize its portfolio positions in response to inflows and outflows, and the foregone returns on portfolio cash held for flow related reasons. In the NextShares structure, flow related fund costs can be minimized by issuing and redeeming shares in-kind, and substantially offset by imposing transaction fees on direct purchases and redemption of shares; and

•	The Internal Revenue Code provides that a fund’s distributions of appreciated property to meet redemptions do not result in recognition by the fund of capital gains on the distributed property. NextShares funds generally meet redemptions by distributing securities and other instruments, while mutual funds typically meet redemptions with cash. To raise cash for redemptions, a mutual fund may be required to sell appreciated fund assets and thereby realize capital gains. By avoiding this adverse tax effect, NextShares that utilize in-kind redemptions may achieve higher tax efficiency than a mutual fund that meets redemptions with cash. Not all NextShares funds may meet redemptions in kind. NextShares funds that meet redemptions entirely in cash should not be expected to be more tax efficient than similar mutual funds.

How NextShares Compare with ETFs. Similar to ETFs, NextShares are issued and redeemed in Creation Unit quantities and trade throughout the day on an exchange. Unlike ETFs, trading prices of NextShares are directly linked to the fund’s next end of day NAV using NAV based trading. As described above, in NAV based trading, all trades are executed at NAV plus or minus a trading cost, i.e., a premium or discount to NAV, determined at the time of trade execution. Different from ETFs, NextShares do not offer opportunities to transact intraday based on currently (versus end of day) determined prices. Buyers and Sellers of NextShares will not know the value of their purchases and sales until NAV is determined at the end of the trading day.

•	Different from ETFs, NextShares offer market makers a profit opportunity that does not require the management of intraday market risk. To realize profits from NextShares market making, a market maker holding positions in NextShares accumulated intraday need only transact with the fund to purchase (or redeem) a corresponding number of Creation Units, buy (sell) the equivalent quantities of Basket instruments at market closing or better prices, and dispose of any remaining sub-Creation Unit share inventory through secondary market transactions prior to the close. Because making markets in NextShares is simple to manage and low risk, competition among market makers seeking to earn reliable, low risk profits should enable NextShares to routinely trade at tight bid-ask spreads and narrow premiums or discounts to NAV;
•	Unlike actively managed ETFs, NextShares are not required to disclose their full holdings on a daily basis, thereby protecting fund shareholders against the potentially dilutive effects of other market participants front running the fund’s trades. Because the mechanism that underlies efficient trading of NextShares does not involve non-Basket instruments, the need for portfolio holdings disclosure to achieve tight markets in NextShares is eliminated;
•	Like ETFs, only an Authorized Participant may transact directly with a NextShares fund. A fund may have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, shares may trade at a discount to NAV and possibly face delisting; and
•	Different from conventional ETF trading, the NAV based trading employed for NextShares provides built in trade execution cost transparency and the ability to control transaction costs using limit orders. This feature of NextShares distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known to individual investors and cannot be controlled by them.

Management and Organization of the Funds

The Adviser. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds’ investment programs and manages the operations of each Fund under the general supervision of the Company’s Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO/Teton family of funds (“Gabelli/GAMCO/Teton Fund Complex” or “Fund Complex”). The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc. (“GGCP”), a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the New York Stock Exchange (the “NYSE”).

As compensation for its services and the related expenses borne by the Adviser, each of the Funds are contractually obligated to pay the Adviser an advisory fee computed daily and payable monthly equal to 1.00% of the value of each Fund’s average daily net assets. A discussion regarding the basis for the Board’s approval of the investment advisory agreement for each of the Funds will be provided in the Funds’ next available shareholder report.

With respect to each Fund, the Board has approved expense limitation agreements under which the Adviser has contractually agreed to waive its investment advisory fees and/or reimburse the Funds’ expenses to the extent necessary to maintain the Funds’ total annual operating expenses (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) at the levels set forth in the fee tables of the Funds for one year from the commencement of investment operations, and may not be terminated by the Fund or the Adviser before such time. Thereafter, the agreement may only be terminated or amended to increase these expense caps as of the anniversary of the effective date of the expense limitation agreement of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the agreement prior to the expiration of its then current term.

In addition, each Fund has agreed, during the three year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed the amount listed in the respective fee table.

The Portfolio Managers. Mr. Mario J. Gabelli is a portfolio manager responsible for the day to day management of the Gabelli Small Cap Growth Fund. Mr. Gabelli is Chairman and Chief Executive Officer of GBL and Associated Capital Group, Inc.; Chief Investment Officer — Value Portfolios of GBL, the Adviser, and GAMCO Asset Management Inc. (“GAMCO”), another wholly owned subsidiary of GBL; Chief Executive Officer and Chief Investment Officer of GGCP; and an officer or director of other companies affiliated with GBL. Mr. Gabelli serves as portfolio manager for and is a director of several funds in the Gabelli/GAMCO/Teton Fund Complex. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

Ms. Sarah Donnelly is a portfolio manager responsible for the day to day management of the Gabelli Small Cap Growth Fund. Ms. Donnelly serves as a portfolio manager for Gabelli Funds, LLC. She is also a Senior Vice President of Gabelli & Company and serves as the Health & Wellness research platform leader and as a research analyst covering food, household, and personal care products. Ms. Donnelly joined GAMCO Investors, Inc. in 1999 as a junior research analyst working with the consumer staples and media analysts. She received a B.S. in Business Administration with a concentration in Finance and minor in History from Fordham University and currently serves on the advisory board of the Gabelli Center for Global Security Analysis at Fordham University.

Ms. Laura S. Linehan is a portfolio manager responsible for the day to day management of the Gabelli Small Cap Growth Fund. Ms. Linehan is a Portfolio Manager with Gabelli Funds, LLC. Ms. Linehan previously was a Director of Research in the Alternative Investment Group of GBL from 2004 through 2006. Prior to that, she was Director of Research and Portfolio Manager for GBL for various other small-cap portfolios until March 2003.

Mr. Brian Sponheimer is a portfolio manager responsible for the day to day management of the Gabelli RBI Fund. Most recently, Mr. Sponheimer has been responsible for oversight of the G.research, LLC’s Industrial Research platform, including automotive, trucking, machinery, utility, aerospace, energy, and chemical sectors. Mr. Sponheimer joined G.research, LLC in 2008 as a research analyst covering automotive and trucking companies. Mr. Sponheimer is a Portfolio Manager with Gabelli Funds, LLC.

Mr. Jose Garza is a portfolio manager responsible for the day to day management of the Gabelli RBI Fund. Mr. Garza rejoined G.research, LLC in July 2013 as a research analyst covering Water, Industrial Gas, and Analytical Instrument companies. He began his career at G.research, LLC in 2007 and was previously a member of the Utilities research team. Mr. Garza is a Portfolio Manager with Gabelli Funds, LLC.

Distributor. G.distributors, LLC, (the “Distributor”), an affiliate of the Adviser, is the Funds’ distributor. The Distributor distributes Creation Units of the Funds, but does not maintain a secondary market in shares of the Funds. The Distributor’s principal address is One Corporate Center, Rye, New York 10580-1422.

Custodian, Transfer and Dividend Disbursing Agent. The Bank of New York Mellon (the “Custodian”, “Transfer Agent” and “Dividend Disbursing Agent”) serves as each Fund’s custodian, transfer agent and dividend disbursing agent. As custodian, The Bank of New York Mellon is responsible for holding each Fund’s cash and securities. As transfer and dividend disbursing agent, The Bank of New York Mellon is responsible for among other matters, receiving and processing orders for the purchase and redemptions of Creation Units. The principal business address for The Bank of New York Mellon is One Wall Street, New York, New York, 10286.

Organization. The Funds are a series of Gabelli NextShares Trust, a Delaware statutory trust. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving new or material changes to existing management or advisory contracts, or changing investment policies that may only be changed with shareholder approval).

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of securities in the Funds they manage.

How Net Asset Value is Determined

Each Fund values its shares once each day that the NYSE is open for trading (typically Monday through Friday), as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The net asset value is determined by dividing the current value of each Fund’s assets less liabilities by the number of Fund shares outstanding and rounding to the nearest cent. As described under “Buying and Selling Shares” below, Fund shares trade in the secondary market at a Fund’s next-computed NAV plus or minus a trading cost, i.e., a premium or discount to NAV, determined at the time of trade execution. Investors transacting in Fund shares will be informed of their final trade price after that Fund’s NAV is determined at the end of the trading day.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined the Adviser. Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company, comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of U.S. exchanges; and evaluation of any other information that could be indicative of the value of the security.

Buying and Selling Shares

Trading in the Secondary Market. Shares of the Funds are listed and available for trading on the Listing Exchange during its core trading session (generally 9:30 am until 4:00 pm Eastern time). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules, and developed systems to support trading in Funds’ shares. There can be no guarantee that an active trading market will develop or be maintained, or that the Funds’ listings will continue or remain unchanged. The Funds do not impose any minimum investment for shares of the Funds purchased in the secondary market.

Funds’ shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. Due to applicable brokerage charges and other trading costs, frequent trading may detract from realized investment returns. Trading commissions are frequently a fixed dollar amount, and therefore may be proportionately more costly when buying or selling small amounts of shares.

When you buy or sell Funds’ shares in the secondary market, you will pay or receive the Funds’ next-computed NAV plus or minus a trading cost, i.e., premium or discount to NAV, determined at the time of trade execution. The final price of each purchase and sale of Funds’ shares is determined and confirmed after calculation of that day’s NAV.

The premium or discount to NAV at which the Funds’ share transactions are executed will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. The cost to buy shares, i.e., premium to NAV, will generally increase when there is an imbalance of buyers over sellers and as the costs of creating Creation Units increase. The cost to sell shares, i.e., discount below NAV, will generally increase when there is an imbalance of sellers over buyers and as the costs of redeeming Creation Units increase. Reflecting these and other market factors, prices for Funds’ shares in the secondary market may be above, at or below NAV. Trading premiums and discounts to the Funds’ NAV may be significant. Different from how Fund shares trade, purchases and sales of mutual fund shares are made at the next-determined NAV and transactions in shares of ETFs are priced intraday and not directly related to the ETF’s NAV.

Information regarding the trading history of Funds’ shares is available on the Funds’ website at www.nextshares.com. Each business day, the website displays the prior business day’s NAV and the following trading information for such day:

•	intraday high, low, average, and closing prices of shares in exchange trading, expressed as premiums/discounts to NAV;

•	the midpoint of the highest bid and lowest offer prices as of the close of exchange trading, expressed as a premium/discount to NAV;

•	the spread between highest bid and lowest offer prices as of the close of exchange trading; and

•	volume of shares traded.

The website also includes charts showing the frequency distribution and range of values of NAV based trading prices, closing bid/ask midpoints and closing bid/ask spreads over time. This trading information is intended to provide useful information to current buyers and sellers of Funds’ shares.

Trading prices of shares are directly linked to the Funds’ next-computed NAV, which is normally determined as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the Funds’ NAV is determined at the end of the trading day. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values as described below) during periods of market volatility. Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit trade execution prices.

The Listing Exchange is generally open for trading Monday through Friday of each week, except that it is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. A “Business Day” with respect to the Funds’ secondary market trading and transaction in Creation Units is each day the Listing Exchange is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the Listing Exchange closes earlier than normal, the Funds may require orders to create or redeem Creation Units to be placed earlier in the day. See the Statement of Additional Information for more information.

Shares of the Funds may be acquired from the Funds through the Distributor or redeemed from the Funds only in Creation Units or multiples thereof, as discussed in “Creations and Redemptions” below.

Intraday Indicative Values. At periodic intervals of not more than 15 minutes during the Listing Exchange’s regular trading session, an indicative estimate of the Funds’ current portfolio value will be disseminated. The IIV calculations are estimates of the real time value of the Funds’ underlying holdings based on current market prices, and should not be viewed as a projection of NAV, which is calculated only once a day. The purpose of IIVs is to help investors determine the number of shares to buy or sell if they want to transact in an approximate dollar amount. Because IIVs will generally differ from the end of day NAV of the Funds, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that share transaction prices are based on closing NAVs, and that NAVs may vary significantly from IIVs during periods of market volatility. Neither the Funds, the Company or any of their affiliates are involved in, or responsible for, the calculation or dissemination of IIVs nor make any warranty as to their accuracy. An inaccuracy in an IIV could result from various factors, including difficulty pricing portfolio instruments on an intraday basis.

Creations and Redemptions. The Funds issue and redeem shares only in Creation Unit blocks of 25,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through Authorized Participants. Each Authorized Participant must enter into an Authorized Participant agreement with the Distributor. A creation transaction, which is subject to acceptance by the Funds’ Distributor, generally takes place when an Authorized Participant submits an order in proper form and deposits into the Funds the Basket of securities, other instruments, and/or cash that the Funds specify for that day.

To preserve the confidentiality of the Funds’ trading activities, the Adviser anticipates that the Basket will normally not be a pro rata slice of the Funds’ portfolio positions and may vary significantly from the Funds’ current portfolio. Securities being acquired will generally be excluded from the Basket until their purchase is completed and securities being sold may not be removed from the Basket until the sale program is substantially completed. Further, when deemed by the Adviser to be in the best interest of a Fund and its shareholders, other portfolio positions may be excluded from the Basket. The Funds’ Basket will be available on the Funds’ website each day. Whenever portfolio positions are excluded from the Basket, the Basket may include proportionately more cash than is in the portfolio, with such additional cash substituting for the excluded portfolio positions. See “Buying and Selling Shares - Purchase and Redemption of Creation Units” in the SAI. By not disclosing its full holdings currently, the Funds can maintain the confidentiality of portfolio trading information and mitigate the potentially dilutive effects of other market participants front running the Funds’ trades.

Shares may be redeemed only in Creation Units in exchange for the current Basket as described above, provided that the Funds may permit an Authorized Participant to deliver or receive cash in lieu of some or all of the Basket instruments in limited circumstances as described under “Buying and Selling Shares – Payment” in the Statement of Additional Information. Except when aggregated in Creation Units, shares are not redeemable by the Funds. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form, plus or minus the applicable transaction fee (see “Transaction Fees” below). Transactions in Creation Units are not subject to a sales charge.

A creation or redemption order is considered to be in proper form if all procedures set forth in this prospectus, the Authorized Participant agreement, order form, and SAI are properly followed. For an order to be in proper form, the order must be submitted by an authorized person of an Authorized Participant and include all required information prior to the designated cut off time, e.g., identifying information of the Authorized Participant and authorized person, Fund the order relates to, type of order, number of Creation Units being issued or redeemed, and personal identification number, signature and/or other means of identification of the authorized person. See “Additional Tax Information” for information regarding taxation of transactions in Creation Units.

The Funds intend to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with securities, including that the securities accepted for deposit and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, a shareholder that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Funds’ securities that are restricted securities eligible for resale under Rule 144A.

An Authorized Participant must be either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”) or a DTC participant, and must have executed an Authorized Participant agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be issued on an ongoing basis, at any point during the life of the Funds a “distribution,” as such term is used in the 1933 Act, may occur. Brokers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether a party is an underwriter must take into account all the relevant facts and circumstances of each particular case. Brokers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

The Funds do not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Funds reserve the right to reject or limit purchases at any time. When considering that no restriction on frequent purchases and redemptions is necessary, the Board of Trustees of the Company (the “Board”) evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Funds’ investment strategies, or whether they would cause the Funds to experience increased transaction costs. The Board considered that, unlike most mutual funds, the Funds charge transaction fees on purchases and redemptions that are designed to protect the Funds from the associated dilution (see “Transaction Fees” below). Given the Funds’ structure and use of transaction fees, the Board has determined that it is unlikely that attempts to market time the Funds by shareholders will materially harm the Funds or their shareholders.

Transaction Fees. Purchasers and redeemers of Creation Units are charged a transaction fee to cover the estimated cost to the Funds of processing the purchase or redemption, including costs charged to it by NSCC or DTC, and the estimated transaction costs, i.e., brokerage commissions, bid-ask spread, and market impact trading costs, incurred in converting the Basket to or from the desired portfolio composition. The transaction fee is determined daily and will be limited to amounts approved by the Board and determined by the Adviser to be appropriate to defray the expenses that the Funds incur in connection with the purchase or redemption. The Funds’ transaction fees will be available on the Funds’ website each day. The purpose of transaction fees is to protect the Funds’ existing shareholders from the dilutive costs associated with the purchase and redemption of Creation Units. The amount of transaction fees will differ among NextShares funds and may vary over time for the Funds depending on the estimated trading costs for portfolio positions and Basket processing costs and other considerations. Transaction fees may include fixed amounts per creation or redemption event, amounts varying with the number of Creation Units purchased or redeemed, and amounts varying based on the time an order is placed. Funds that substitute cash for Basket instruments may impose higher transaction fees on the substituted cash amount. Higher transaction fees may apply to purchases and redemptions through DTC than through the NSCC.

Book Entry. Funds’ shares are held in book-entry form, which means that no stock certificates are issued. DTC serves as the securities depository for shares of the Funds. DTC, or its nominee, is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes. Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or DTC participants. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. To exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange traded securities that you hold in book-entry or “street name” form.

Investments by Registered Investment Companies. The Funds are registered investment companies under the 1940 Act. Accordingly, purchases of Funds’ shares by other registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order of the SEC. The Company has received exemptive relief to permit registered investment companies to invest in Funds’ shares beyond the limits of Section 12(d)(1)(A), of the 1940 Act, subject to certain terms and conditions, including that the registered investment company first enters into a written agreement with the Company regarding the terms of the investment in Funds’ shares.

Distribution

The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is the “principal underwriter” for the Company in connection with the issuance of Creation Units of each Fund.

All orders to purchase Creation Units of a Fund must be placed with the Transfer Agent by or through an Authorized Participant, and it is the responsibility of the Transfer Agent to transmit such orders to the Fund. The Transfer Agent furnishes to those placing such orders confirmation that the orders have been accepted, but the Transfer Agent may reject any order that is not submitted in proper form.

The Distributor is responsible for delivering a copy of a Fund’s prospectus to Authorized Participants purchasing Creation Units and the Transfer Agent and the Distributor are responsible for maintaining records of the orders placed and any confirmations of acceptance furnished. In addition, the Custodian will maintain a record of the instructions given to a Fund to implement the delivery of Creation Units.

The Adviser (or one of its affiliates) may make payments to financial intermediaries related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or for making shares of the Funds available to their customers. Such payments, which may be significant to the financial intermediary, are not made by the Funds. Rather, such payments are made by the Adviser (or one of its affiliates) from its own resources. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to a financial intermediary create conflicts of interest between such intermediary and its customers and may cause the intermediary to recommend the Funds over another investment.

To the extent permitted by applicable law or relevant exchange rules, the Funds may in the future, but are not required to, participate in certain market maker incentive programs of a national securities exchange pursuant to which the Adviser or one of its affiliates would pay a fee to the exchange to be used for the purpose of incentivizing one or more market makers to enhance the liquidity and quality of the secondary market for Funds’ shares. The fee would be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to Funds’ shares. Each market maker incentive program is subject to approval by the SEC. Any such fee payments made to an exchange will be made by Adviser or one of its affiliates from its own resources and will not be paid by the Funds.

Fund Distributions

The Funds distribute substantially all of its net investment income to shareholders in the form of dividends. Dividends may not be paid if a Fund’s expenses exceed that Fund’s income for the period. In addition, the Funds intend to distribute any net realized capital gains, if any, annually. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Funds.

No dividend reinvestment service is provided by the Company. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Funds’ shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions will be automatically reinvested in additional whole shares of the Funds purchased in the secondary market.

Tax Information

The Funds expect that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income and distributions of net short term capital gains (i.e., gains from securities held by the Funds for one year or less) are taxable to you as ordinary income, except that, if a Fund’s distributions are properly designated, and provided that certain holding period and other requirements are met, certain qualified dividends are eligible for a reduced rate. Properly designated distributions of net long term capital gains (each a “Capital Gain Dividend”) are taxable to you at long term capital gain rates no matter how long you have owned your shares. The Funds’ distributions generally will be subject to federal, state, and/or local taxes. A redemption of the Funds’ shares will be treated for tax purposes as a sale of the Funds’ shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.

If you sell your Funds’ shares, it is a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

By law, the Funds must withhold, as backup withholding, a percentage (currently 28%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Funds to do so.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable, to you and the Funds can be found in the SAI that is incorporated by reference into this prospectus. You should consult a tax adviser concerning the tax consequences to you of your investment in the Funds.

Purchasers of Creation Units of shares on an in-kind basis will generally recognize a gain or loss on the purchase transaction equal to the difference between the market value of the Creation Units and the purchaser’s aggregate basis in the securities or other assets exchanged plus (or minus) the cash amount paid (or received). Persons redeeming Creation Units will generally recognize a gain or loss equal to the difference between the redeeming shareholder’s basis in the Creation Units redeemed and the aggregate market value of the securities or other assets received plus (or minus) the cash amount received (or paid).

The Internal Revenue Service may assert that a loss realized upon an exchange of securities or other instruments for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities or other instruments should consult their own tax advisers with respect to whether wash sale rules apply and whether a loss is deductible. Any capital gain or loss realized by a shareholder upon a redemption of Creation Units is generally treated as long term capital gain or loss if the Creation Units have been held for more than one year and as short term capital gain or loss if they have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price.

Mailings and E-Delivery To Shareholders

In our continuing efforts to reduce duplicative mail and Funds’ expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. The Funds offer electronic delivery of Fund documents. Shareholders of the Funds can elect to receive the Funds’ annual, semiannual, and quarterly reports, as well as manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Funds’ website at www.gabelli.com. Shareholders who purchased shares of a Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of the Fund documents, if available.

Financial Highlights

The financial highlights are not available at this time because the Funds have not commenced operations prior to the date of this prospectus. Financial information, when available, will be included in each Fund’s next Annual or Semiannual Report.

Gabelli NextShares Trust
Gabelli Small Cap Growth NextShares
Gabelli RBI NextShares

For More Information:

For more information about the Funds, the following documents will be available free upon request:

Annual/Semiannual Reports:

Each Fund’s semiannual and audited annual reports to shareholders will contain additional information on the Funds’ investments. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the
Gabelli/GAMCO/Teton family, or request other information and discuss your questions about the Funds by mail, toll free telephone, or the Internet as follows:

Gabelli NextShares Trust
One Corporate Center
Rye, NY 10580-1422
Telephone: 800-GABELLI (800-422-3554)
www.gabelli.com

You can also review and/or copy the Funds’ prospectuses, annual/semiannual reports, and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain text-only copies:

•	Free from the Funds’ website at www.gabelli.com.

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

•	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-23160)

Gabelli NextShares Trust
Gabelli Small Cap Growth NextShares
Gabelli RBI NextShares

STATEMENT OF ADDITIONAL INFORMATION

June 20, 2017

This Statement of Additional Information (“SAI”), which is not a prospectus, describes:

FUND	TICKER SYMBOL

Gabelli Small Cap Growth NextShares	GSCGC
(“Gabelli Small Cap Growth Fund”)

Gabelli RBI NextShares	GRBIC
(“Gabelli RBI Fund”)

Listing Exchange: The NASDAQ Stock Market LLC

(each a “Fund” and together the “Funds”) which are series of the Gabelli NextShares Trust, a Delaware statutory trust (the “Company”). This SAI should be read in conjunction with the prospectus for shares of the Funds dated June 20, 2017. This SAI is incorporated by reference in its entirety into the Company’s prospectus. Portions of the Company’s annual report to shareholders are incorporated by reference into this SAI. For a free copy of the prospectus, please contact the Company at the address, telephone number, or Internet website printed below.

One Corporate Center
Rye, New York 10580-1422
Telephone: 800-GABELLI(800-422-3554)
www.gabelli.com

1

GENERAL INFORMATION

The Company is a registered investment company organized under the laws of the State of Delaware on March 20, 2015. Gabelli Small Cap Growth Fund and Gabelli RBI Fund are each a series of the Company. The Gabelli Small Cap Growth Fund is classified as a diversified investment company and the Gabelli RBI Fund is classified as a non-diversified investment company. The Company’s principal office is located at One Corporate Center, Rye, New York 10580-1422. The Funds are advised by Gabelli Funds, LLC (the “Adviser”).

INVESTMENT STRATEGIES AND RISKS

The Funds’ prospectus discusses the investment objective of each Fund and the principal strategies to be employed to achieve these objectives. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize in seeking to achieve its investment objective, and certain risks associated with such investments and strategies. Subject to the investment policies and restrictions contained in the prospectus and this SAI, a Fund may invest in any of the securities described herein, unless stated otherwise.

Equity Securities

Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.

2

As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer’s balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally speaking the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tend to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors.

The Adviser believes that opportunities for capital appreciation may be found in the preferred stock and convertible securities of companies. This is particularly true in the case of companies that have performed below expectations at the time the preferred stock or convertible security was issued. If the company’s performance has been poor enough, its preferred stock and convertible debt securities will trade more like its common stock than like a fixed income security and may result in above average appreciation once it becomes apparent that performance is improving. Even if the credit quality of the company is not in question, the market price of the convertible security will often reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. Many convertible securities are not investment grade, that is, they are not rated BBB or better by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) and not considered by the Adviser to be of similar quality. There is no minimum credit rating for these securities in which a Fund may invest. Preferred stocks and convertible securities have many of the same characteristics and risks as nonconvertible debt securities described below.

Nonconvertible Fixed Income Securities

Under normal market conditions, Gabelli Small Cap Growth Fund may invest up to 20% of its total assets in lower-quality nonconvertible fixed income securities. The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, corporate notes, debentures, asset and mortgage backed securities, and money market instruments such as commercial paper and bankers acceptances. These investments involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines; this risk is particularly pronounced given that certain interest rates are at or near historical lows. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. There is also no minimum credit rating for these securities in which each Fund may invest. Accordingly, a Fund could invest in securities in default, although Gabelli Small Cap Growth Fund will not invest more than 5% of its assets in such securities. The market values of lower-quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody’s and S&P respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security’s market value. Each Fund will rely on its Adviser’s judgment, analysis, and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources and ability to cover its interest and fixed charges, factors relating to the issuer’s industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management, and regulatory matters.

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The risk of loss due to default by the issuer is significantly greater for the holders of lower-quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other securities will adversely affect a Fund’s net asset value per share (“NAV”). In addition, each Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers, and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the “Code”), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher- quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as the deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Company’s Board of Trustees (the “Board” and each member of the Board, a “Trustee”) to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Asset-Backed and Mortgage-Backed Securities

Each Fund may invest in asset-backed and mortgage-backed securities, although investments in asset- or mortgage-backed securities do not constitute a substantial part of a Fund’s investment portfolio.

Mortgage-backed securities are securities that indirectly represent a participation in, or are secured by and payable from, a pool of mortgage loans secured by real property. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Mortgage-backed securities may be more volatile than other fixed income securities and are subject to prepayment risk which can result in a Fund failing to recoup all of its investment or achieving lower than expected returns.

Asset-backed securities are securities, which through the use of trusts and special purpose vehicles, are securitized with various types of assets such as automobile receivables, credit card receivables, home equity loans, leases or royalties in pass-through structures similar to mortgage-backed securities. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

Prepayments of principal generally may be made at any time without penalty on residential mortgages and these prepayments are passed through to holders of one or more of the classes of mortgage-backed securities. Prepayment rates may change rapidly and greatly, thereby affecting yield to maturity, reinvestment risk, and market value of the mortgage backed securities. As a result, the high credit quality of many of these securities may provide little or no protection against loss in market value, and there have been periods during which many mortgage backed securities have experienced substantial losses in market value. The Adviser believes that, under certain circumstances, many

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of these securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by a Fund may provide high yield and total return in relation to risk levels.

Prepayments of principal may be made at any time on the obligations underlying asset- and mortgage-backed securities and are passed on to the holders of the asset- and mortgage-backed securities. As a result, if a Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase and slower than expected prepayments will reduce yield to maturity.

Options

Each Fund may purchase put and call options. The Gabelli Small Cap Growth Fund’s investments in options will not exceed 10% of that Fund’s assets. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The purchase price of an option is called the “premium.” The writer of an option on a security has the obligation upon exercise of the option to: (1) deliver the underlying security upon payment of the exercise price (in the case of a call option), or (2) pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by a specified multiplier for the index option. Unlike exchange traded options, which are standardized, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a “senior security” by a Fund for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if a Fund “earmarks” on its records or places in a segregated account with its custodian, liquid assets in a segregated account in sufficient amount to cover the transaction.

If a trading market in particular options were to become unavailable, investors in those options (such as a Fund) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when option prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A Fund bears the risk that the Adviser will not accurately predict future market trends. If the Adviser attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, a Fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a Fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund

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investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

Certain types of options that a Fund may purchase or sell may now be regulated as swaps by the Commodity Futures Trading Commission (“CFTC”), an agency of the U.S. government, or as security-based swaps by the Securities and Exchange Commission. The regulation of such options as swaps or security-based swaps is a recent development and there can be no assurance that the regulation of these types of instruments as swaps will not have an adverse effect on a Fund that utilizes these instruments.

Futures Contracts and Options on Futures Contracts

Each Fund may enter into futures contracts and options on futures contracts. A Fund will only enter into futures contracts and options on futures contracts that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will not use futures or options on futures for speculative purposes.

A futures contract is an agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. When entering into a futures contract, a Fund would be required to make a good faith margin deposit in cash or U.S. Government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract if it is not terminated prior to its specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits are typically calculated as a percentage of the contract’s market value.

After a futures contract position is opened, the value of the contract is marked to market daily. When a Fund takes a long position in a futures contract, it must segregate liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, a Fund must “earmark” on its records or place in a segregated account with its custodian, liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund “covers” an options or futures position generally by entering into an offsetting position.

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the- money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A Fund may engage in futures contracts and options on futures contracts only to the extent permitted by the CFTC and the SEC. An option to buy a futures contract is “in-the-money” if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is “in-the-money” if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option.

The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10%

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of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account was then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a Fund may be required to make delivery of the instruments underlying the futures positions it holds.

A Fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

A Fund bears the risk that the Adviser will incorrectly predict future market trends. If the Adviser attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, a Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

A Fund could lose margin payments it has deposited with its futures broker, if, for example, the broker breaches its agreement with a Fund or becomes insolvent or goes into bankruptcy. In that event, a Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the broker’s other customers, potentially resulting in losses to a Fund.

Currency Transactions

A Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward currency contracts and currency swaps generally are established in the interbank market directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Currency swaps and certain types of forward currency contracts now are regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments now must be executed in accordance with applicable federal regulations. The regulation of such currency swaps and forward currency contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of options will not have an adverse effect on a Fund that utilizes these instruments. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions.

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Each Fund expects to enter into these currency transactions in primarily the following circumstances: to “lock in” the U.S. dollar equivalent price of a security a Fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline in the U.S. dollar versus the currency of a particular country to which a Fund’s portfolio has exposure. Each Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

Other Swap and Derivative Transactions

Each Fund may enter into total rate of return, credit default, or other types of swaps and related derivatives for the purpose of hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing a Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by a Fund to reduce exposure to an owned asset without selling it.

Because each Fund would not own the Reference Assets, a Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for a Fund had the swap or other derivative not been utilized (in which case it would have been better had a Fund not engaged in the interest rate hedging transactions), the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap, and potential illiquidity of the hedging instrument utilized, which may make it difficult for a Fund to close out or unwind one or more hedging transactions.

Total rate of return swaps and related derivatives present certain legal, tax, and market uncertainties. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment.

Regulation of Certain Options, Currency Transactions and Other Derivative Transactions as Swaps or Security-Based Swaps

The U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, (the “Dodd-Frank Act”) includes provisions that comprehensively regulate the over-the-counter (i.e., not exchange traded) derivatives markets for the first time. This regulation requires that certain of the options, currency transactions and other derivative transactions entered into by a Fund are regulated as swaps by CFTC or regulated as security-based swaps by the SEC.

The Dodd-Frank Act generally requires the CFTC or SEC to determine whether certain swaps and security-based swaps to must be submitted for clearing to regulated clearing organization (the so-called “clearing mandate”), unless an exemption from clearing applies. Presently, the clearing mandate applies only to certain types of interest rate swaps and index credit default swaps, but the scope of the clearing mandate is expected to grow over time. Swaps and security-based swaps that are submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearing organization and clearing broker, as well as possible SEC or CFTC mandated margin requirements. Accordingly, dealers of swaps and security-based swaps (usually large commercial banks or other financial institutions) as well as other market participants will be required to post margin to the clearing organizations through which their swaps and/or security-based swaps are cleared. The SEC, CFTC, and

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other U.S. regulators also are required to impose margin requirements on uncleared swap and uncleared security-based swap transactions. These changes with respect to clearing and margin likely will increase a dealer’s costs, and those increased costs are expected to be passed through, at least partially, to market participants, including a Fund if it uses such swaps or security-based swaps.

The Dodd-Frank Act also requires many swaps and security-based swaps that are currently executed on a bilateral basis in the over-the-counter market to be executed through a regulated exchange or execution facility if those transactions are subject to the clearing mandate. With the continued development of the regulatory structure for swaps and security-based-swaps, it may be more difficult and costly for a Fund to continue to enter into customized swap or security-based swap transactions on a bilateral basis. In addition, dealers and major participants in the over-the-counter market are required to register with the SEC and/or CFTC. Registered dealers and major participants are, or soon will be, subject to minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for dealers and major participants in the over-the-counter market, and such increased costs are likely to be passed through, at least partially, to market participants, including a Fund if it utilizes these instruments.

The CFTC has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that will be implemented on a phased-in basis. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps

Subject to the guidelines of the Board, a Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the CFTC. Pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to each Fund. A Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA and pursuant to Rule 4.5 under the CEA, certain trading restrictions are applicable to a Fund. These trading restrictions permit each Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of a Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that a Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on a Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of a Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of a Fund’s commodity interest transactions would exceed 100% of the market value of a Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. Therefore, in order to claim the Rule 4.5 exemption, a Fund is limited in its ability to invest in commodity futures, options and certain types of swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, a Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage a Fund, and on a Fund’s performance.

In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

1940 Act Limitations

To the extent the terms of derivatives transactions obligate a Fund to make payments, a Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by a Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable

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interpretations of the staff of the SEC. If the current value of the amount then payable by a Fund under the terms of such transactions is represented by the notional amounts of such investments, a Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by a Fund under the terms of such transactions is represented by the market value of a Fund’s current obligations, a Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of derivatives transactions obligate a Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions a Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide a Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, a Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to a Fund’s limitations on borrowings, but may create leverage for a Fund. To the extent that a Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to a 300% asset coverage requirement pursuant to 1940 Act requirements.

These earmarking, segregation or cover requirements can result in a Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. In addition, earmarking, segregation or cover requirements will generally limit a Fund’s leverage.

Investments in Warrants and Rights

Each Fund may invest in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. Each Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in a Fund’s portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a riskier investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the issuer whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security. The investments for Gabelli Small Cap Growth Fund in warrants and rights are limited to up to 5% of that Fund’s total assets.

When Issued, Delayed Delivery Securities, and Forward Commitments

Each Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, i.e., a when, as, and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, a Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. A Fund will “earmark” on its records or place in a segregated account with its custodian, through book-entry notations, cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments on a daily basis. When a Fund engages in when-issued delayed delivery, or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

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Short Sales

Each Fund may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. A Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace the borrowed security will be secured by collateral, usually cash, U.S. government securities, or other highly liquid securities deposited with the broker-dealer. A Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by a Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, that Fund will incur a loss; conversely, if the price declines, that Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by a Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and a Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

For the Gabelli Small Cap Growth Fund, the market value of the securities sold short of any one issuer will not exceed either 5% of the Fund’s total assets or 5% of such issuer’s voting securities. The Gabelli Small Cap Growth Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.

A Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, a Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Repurchase Agreements

Each Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, a Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

The primary risk of entering into repurchase agreements is that if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller’s obligation would be less than the repurchase price. If the seller becomes bankrupt, a Fund might be delayed in selling the collateral. Under the 1940 Act,

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repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. Except for repurchase agreements for a period of a week or less in respect to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities, not more than 5% of the Gabelli Small Cap Growth Fund’s net assets may be invested in repurchase agreements. In addition, the Gabelli Small Cap Growth Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 15% of its total assets would be so invested.

Loans of Portfolio Securities

To increase income, a Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by that Fund at any time, (3) a Fund receives reasonable interest or fee payments on the loan, (4) a Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of a Fund’s assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

Borrowing

A Fund may not borrow money except for (1) short term credits from banks as may be necessary for the clearance of portfolio transactions and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, would otherwise require the untimely disposition of their portfolio securities. Borrowing will not, in the aggregate, exceed 15% of the Gabelli Small Cap Growth Fund’s assets after giving effect to the borrowing, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of that Fund’s assets after giving effect to the borrowing. The Gabelli Small Cap Growth Fund will not make additional investments when borrowings exceed 5% of assets. A Fund may mortgage, pledge, or hypothecate assets to secure such borrowings.

Borrowing may exaggerate the effect on net asset value per share of any increase or decrease in the market value of securities purchased with borrowed funds. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of securities purchased.

Temporary Defensive Investments

For temporary defensive purposes, each Fund may invest up to 100% of its assets in nonconvertible fixed income securities or high quality money market instruments.

When a temporary defensive posture is believed by the Adviser to be warranted (“temporary defensive periods”), each Fund may without limitation hold cash or invest all or a portion of its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which a Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated “A-1” or higher by S&P or “Prime-1” by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, a Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by a Fund are in some cases subject to certain fundamental investment restrictions and applicable law. As a shareholder in a mutual fund, each Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. A Fund may find it more difficult to achieve its investment objective during temporary defensive periods.

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Economic Events and Market Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect a Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in a Fund’s holdings.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair a Fund’s ability to achieve its investment objective.

Government Intervention in Financial Markets Risk

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on a Fund’s investments. It is uncertain how long these conditions will continue.

Recent instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by a Fund.

Voters in the United Kingdom voted to leave the European Union (“Brexit”). As a result of this decision, the financial markets experienced high levels of volatility and it is likely that, in the near term, Brexit will continue to bring about higher levels of uncertainty and volatility. It is possible, that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the European Union.

Change in Presidential Administration. In addition to the risks discussed above, the change in presidential administration could significantly impact the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, the authority of the Federal Reserve and FSOC, and renewed proposals to separate banks’ commercial and investment banking activities. Other potential changes that could be pursued by the new presidential administration could include the United States’ withdrawal from, or attempt to renegotiate, various trade agreements or the taking of other actions that would change current trade policies of the United States. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the United States. A Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on a Fund and its ability to achieve its investment objective.

Special Risks Related to Cyber Security

Each Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical

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infrastructure or operating systems that support the Fund and its service providers. Cyber-attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.

Portfolio Turnover

The investment policies of a Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Portfolio turnover may vary from year to year.

Convertible Securities

Each Fund may invest in convertible securities. In evaluating a convertible security, the Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. A Fund will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least an S&P rating of “BBB” (which securities may have speculative characteristics) or, if unrated, judged by the Adviser to be of comparable quality. Each Fund may also invest in more speculative convertible debt securities, provided such securities have a rating of, or equivalent to, at least an S&P rating of “B”.

A convertible security entitles the holder to exchange the security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time. A convertible security entitles the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege.

A convertible security entitles the holder to exchange the security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time. A convertible security entitles the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege.

To the degree that the price of a convertible security rises above its investment value because of a rise in price of the underlying common stock, it is influenced more by price fluctuations of the underlying common stock and less by its investment value. The price of a convertible security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and the price generally will decline along with any decline in the price of the common stock except that the convertible security will receive additional support as its price approaches investment value. A convertible security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible securities may be purchased by a Fund at varying price levels above their investment values and/or their conversion values in keeping with that Fund’s investment objective.

Many convertible securities in which a Fund will invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price. This is one of the features of a convertible security that affects valuation. Calls may vary from absolute calls to provisional calls. Convertible securities with superior call protection usually trade at a higher premium. If long term interest rates decline, the interest rates of new convertible securities will also decline. Therefore, in a falling interest rate environment companies may be expected to call convertible securities with high coupons and a Fund would have to invest the proceeds from such called issues in securities with lower coupons. Thus, convertible securities with superior call protection will permit a Fund to maintain a higher

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yield than issues without call protection. Convertible securities may include corporate notes or preferred stock, but are ordinarily a long term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities for a Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell the security because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. A Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation.

The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing a Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

Corporate Debt Obligations

Each Fund may invest its assets in corporate debt obligations having a rating lower than a S&P rating of “BBB,” a Moody’s rating of “Baa” or, if unrated, judged by the Adviser to be of comparable quality (often referred to as “junk bonds”). Corporate debt obligations include securities such as bonds, debentures, notes, or other similar securities issued by corporations.

Each Fund believes that investing in corporate debt obligations is consistent with the Fund’s investment objective of seeking capital appreciation. For example, an issuer’s ability to repay principal and interest when due may be underestimated by the market; as a result, that issuer may be required to pay a higher interest rate or its debt securities may be selling at a lower market price than issuers of similar strength. When the market recognizes their inherent value, a Fund anticipates that the price of such securities will appreciate. In the case of convertible debt securities, the market’s recognition of a company’s real value and, in turn, the market value of its convertible securities, may not occur until some anticipated development or other catalyst emerges to cause an increase in the market value of the company’s common stock. In the case of any corporate debt obligation under evaluation by the Adviser for purchase by a Fund, the receipt of income is an incidental consideration.

The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, and do not evaluate the market risk of the securities. Although the Adviser uses these ratings as a criterion for the selection of securities for a Fund, the Adviser also relies on its independent analysis to evaluate potential investments for a Fund. See Appendix A – “Description of Corporate Debt Ratings.”

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its ratings may be reduced below the minimum required for purchase by a Fund. In addition, it is possible that Moody’s and S&P might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the

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sale of the securities by a Fund, although the Adviser will consider these events in determining whether a Fund should continue to hold the securities. To the extent that the ratings given by Moody’s or S&P for securities may change as a result of changes in the ratings systems or due to a corporate reorganization of Moody’s and/or S&P, a Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objective and policies of that Fund.

Low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.

While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated securities also tend to be more volatile and sensitive to individual corporate developments and changes in economic conditions than higher rated securities. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated and comparable unrated securities may diminish a Fund’s ability to obtain accurate market quotations for purposes of valuing such securities and calculating its NAV. Moreover, because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities and a Fund does not anticipate that those securities could be sold other than to institutional investors.

Fixed income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower-yielding security, thus resulting in a decreased return to that Fund.

Investment in Small, Unseasoned Companies, and Other Illiquid Securities

Each Fund may invest in small, less well-known companies (including predecessors) which have operated for less than three years. The Gabelli Small Cap Growth Fund will not invest more than 10% its of assets (at the time of purchase) in securities of companies (including predecessors) that have operated less than three years. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, a Fund may receive lower prices than might otherwise be obtained. These companies may have limited product lines, markets, or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than larger, more established companies. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

The Gabelli Small Cap Growth Fund will not invest, in the aggregate, more than 15% of its net assets in illiquid securities. These securities include securities which are restricted from public sale, securities for which market quotations are not readily available, and repurchase agreements maturing or terminable in more than seven days. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in OTC markets. Securities freely saleable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended, and as adopted by the SEC, may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board will monitor their liquidity. The Board will review pertinent

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factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing liquidity test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect a Fund’s liquidity.

Foreign Securities

Each Fund may invest directly in foreign equity securities, including in emerging markets, and in securities represented by Global Depository Receipts (“GDRs”), European Depositary Receipts (“EDRs”), or American Depositary Receipts (“ADRs”). ADRs are dollar denominated receipts generally issued by domestic banks, which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are publicly traded on exchanges or OTC in the United States. GDRs and EDRs are receipts similar to ADRs and are typically issued by foreign banks or trust companies, although they also may be issued by U.S financial institutions, and evidence ownership in a security or pool of securities issued by either a foreign or U.S. corporation. Thus, investment in shares of a Fund should be made with an understanding of the risks inherent in an investment in foreign securities either directly or in the form of ADRs, GDRs, or EDRs. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to a Fund by domestic corporations. In addition, there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, and potential difficulties in enforcing contractual obligations. These risks are more pronounced in the securities of companies located in emerging markets. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

In addition, with respect to all ADRs, GDRs, and EDRs, there is always the risk of loss due to currency fluctuations. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody, and dividend payment. In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers, and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. The Gabelli Small Cap Growth Fund may only invest up to 35% of its total assets in securities of non-U.S. issuers.

Foreign Currency

A Fund may invest in securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Fund’s assets and income. In addition, although a portion of a Fund’s investment income may be received or realized in such currencies, a Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Fund’s income has been earned and computed in U.S. dollars but before conversion and payment, a Fund could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls, or political developments in the U.S. or abroad.

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Emerging Market Securities

Each Fund may invest in emerging market securities. Such investments involve special risks. The economies, markets, and political structures of a number of the emerging market countries in which a Fund may invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe, and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems, and government instability. Investments in countries that have recently begun moving away from central planning and state owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default, or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that a investing Fund will experience losses or diminution in available gains due to bankruptcy, insolvency, or fraud.

Corporate Reorganizations and Risk Arbitrage Securities

Each Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities for which a merger, consolidation, liquidation, or reorganization proposal has been announced. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, delayed, or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by that Fund.

In general, securities that have announced reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased

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market price of such securities may reflect a discount to what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be particularly advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective acquiring portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

From time to time, a Fund may invest in risk arbitrage securities. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the Adviser believes are underpriced relative to an economically equivalent security of the same or another company. A merger or other restructuring or tender or exchange offer proposed at the time a Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to that Fund.

Since such investments are ordinarily short term in nature, they will tend to increase a Fund’s portfolio turnover ratio, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

A Fund’s investments in a single corporate reorganization transaction may be limited by its fundamental policies regarding diversification among issuers and industry concentration (see “Investment Restrictions” below), or otherwise by its investment policies. Because such investments are ordinarily short term in nature, they may increase a Fund’s portfolio turnover ratio, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of significant capital appreciation in relation to both the risks involved and the potential of available alternate investments.

Other Investment Companies

A Fund may invest in investment company securities, including small business investment companies, which are not affiliated with a Fund, or G.distributors, LLC (“G.distributors” or the “Distributor”). Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Fund’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act further prohibits a Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange Traded Funds

Exchange traded funds (“ETFs”) are a type of investment company security bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

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Commodity Exchange Traded Fund Shares

The Fund may invest indirectly in gold bullion through the purchase of shares of a commodity ETF. A commodity ETF is a publicly traded trust that acquires and holds underlying investments on a transparent basis. Because a commodity ETF has operating expenses and transaction costs, while the price of gold bullion does not, a commodity ETF will sell gold from time to time to pay expenses. This will reduce the amount of gold represented by each ETF share, irrespective of whether the trading price of the shares rises or falls in response to changes in the price of gold.

An investment in a commodity ETF is subject to all of the risks of investing in the assets held by the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying assets. Because of the ability of large market participants to arbitrage price differences, the difference between the market value and the net asset value of ETF shares should in most cases be small. Under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its holdings at a time when the price of gold is falling.

Commodity ETFs are generally not registered as investment companies for purposes of U.S. federal securities laws, and are not subject to regulation by the SEC as investment companies. Consequently, the owners of a commodity ETF do not have the regulatory protections provided to investors in investment companies. For example, the provisions of the 1940 Act that limit transactions with affiliates, prohibit the suspension of redemptions (except under certain limited circumstances) or limit sales loads do not apply to commodity ETFs. Commodity ETFs do not hold or trade in commodity futures contracts regulated by the CEA, as administered by the CFTC. Furthermore, commodity ETFs are not a commodity pool for purposes of the CEA, and their sponsors are not subject to regulation by the CFTC as a commodity pool operator, or a commodity trading adviser. Consequently, the owner of a commodity ETF does not have the regulatory protections provided to investors in CEA regulated instruments or commodity pools, the sponsor is not subject to registration as a commodity pool operator, and the owners of the commodity ETF do not receive a disclosure document or certified annual report required to be delivered by a commodity pool operator. To the extent that the Fund invests in a commodity ETF, shareholders in the Fund may be subject to duplicative advisory and administrative fees.

Writing Covered Call Options

A Fund may write (sell) “covered” call options and purchase options to close out options previously written by a Fund. In writing covered call options, a Fund expects to generate additional premium income which should serve to enhance that Fund’s total return and reduce the effect of any price decline of the asset involved in the option.

A call option gives the holder (buyer) the “right to purchase” a security, currency, or other asset at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation. This means that a Fund will own at least the same quantity of the security, currency or other assets subject to the option or an option to purchase the same underlying security, currency, or other asset, having an exercise price equal to or less than the exercise price of the “covered” option, or will establish and maintain with its custodian for the term of the option an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned assets.

Portfolio assets on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. Writing covered call options may be used by a Fund to reduce its exposure to securities it does not wish to sell at the time it writes the option. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying asset above the exercise price, retains the risk of loss should the price decline, and also gives up, to some degree, control over the timing of sale of the underlying assets. If a call option which a Fund has written expires, that Fund

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will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying asset during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying asset. A Fund does not consider an asset covering a call to be “pledged” as that term is used in the Fund’s policy which limits the pledging or mortgaging of its assets.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying asset from being called, or to permit the sale of the underlying asset. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying asset with either a different exercise price or expiration date or both. A Fund will be unable to control losses or effect such strategies through closing transactions where a liquid secondary market for options on such assets does not exist. If a Fund desires to sell a particular asset from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the asset. If a Fund cannot enter into such a transaction, it may be required to hold an asset that it might otherwise have sold. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying asset for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such asset from its portfolio. In such cases, additional costs may be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying asset, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying asset owned by a Fund. However, gains and losses on investments in options depend in part on the Adviser’s ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge.

Writing Uncovered Call Options

A Fund is authorized to write, i.e., sell, uncovered call options on securities or instruments in which it may invest but that are not currently held by that Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction a Fund will “earmark” on its records or place in a segregated account with its custodian, unencumbered liquid securities or cash with a value at least equal to a Fund’s exposure (the difference between the unpaid amounts owed by a Fund on such transaction minus any collateral deposited with the broker-dealer), on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of a Fund’s portfolio. Such segregation will not limit a Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Fund will lose the difference.

Purchasing Put Options

A Fund may purchase put options in securities, currencies, or other assets owned by a Fund or on options to purchase the same underlying security, currency, or other assets, having an exercise price equal to or less than the exercise price of the put option. As the holder of a put option, a Fund would have the right to sell the underlying

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asset at the exercise price at any time during the option period or at the expiration of the option. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. a Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its assets. An example of such use of put options is provided below.

A Fund may purchase a put option on an underlying asset owned by that Fund (a “protective put”) but does not wish to sell at that time as a defensive technique in order to protect against an anticipated decline in the value of the asset. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying asset at the put exercise price regardless of any decline in the underlying asset’s value. For example, a put option may be purchased in order to protect unrealized appreciation of an asset where the Adviser deems it desirable to continue to hold the asset because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the asset is eventually sold.

Purchase and Sale of Options and Futures Contracts on Stock Indices

A Fund may purchase put and call options and write put and call options on stock indices as a hedge against movements in the equity markets or for speculative purposes. A Fund may also purchase and sell stock index futures contracts as a hedge against movements in the equity markets or for speculative purposes.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index ordinarily gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in stock included in the index rather than price movements in particular stocks. When a Fund writes an option on a stock index, it will “earmark” on its records or establish a segregated account with that Fund’s custodian in which it will deposit liquid assets in an amount equal to the market value of the option, and it will maintain the account while the option is open. As indicated above, the purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

If the Adviser expects general stock market prices to rise, it might cause a Fund to purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it ultimately wants to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of that Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might cause a Fund to purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in that Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of that Fund’s position in such put option or futures contract.

Alternatively, a Fund may purchase a call or a put option (or buy or sell a futures contract) on a stock index in lieu of an actual investment in, or disposition of, particular equity securities if it expects an increase or a decrease, as the case may be, in general stock market prices.

Swap Contracts

A Fund may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another

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instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices, and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which that Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to a Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating, either on the Adviser’s records or with the Fund’s custodian, cash or other liquid assets, to avoid any potential leveraging of the Fund. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the Adviser will not treat them as being subject to a Fund’s borrowing restrictions. A Fund may enter into OTC swap transactions with counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments a Fund is contractually obligated to make. If the other party to a swap defaults, a Fund’s risk of loss consists of the net amount of payments that a Fund contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. See “Limitations on the Purchase and Sale of Futures Contracts, Certain Options and Swaps” .

A Fund may enter into total rate of return, credit default, or other types of swaps and related derivatives for various purposes, including gaining economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. These transactions generally provide for the transfer from one party to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline, or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing a Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by a Fund to reduce exposure to an owned asset without selling it.

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Because the Funds may not own a particular Reference Asset, a Fund may not have any voting rights with respect to such Reference Asset, and in such cases all decisions related to the obligors or issuers of such Reference Asset, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in a gain for a Fund had the swap or other derivative not been utilized (in which case it would have been better had a Fund not engaged in the transactions), nearly unlimited exposure to changes in the value of the Reference Assets, total loss to a Fund of the entire notional amount of the swap, the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap, and potential illiquidity of the instrument utilized, which may make it difficult for a Fund to close out or unwind one or more transactions.

Total rate of return swaps and related derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax, and market uncertainties that present risks in entering into such arrangements. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on a Fund that utilizes these instruments. A Fund will monitor these risks and seek to utilize these instruments in a manner that does not lead to undue risk regarding the tax or other structural elements of a Fund. A Fund will not invest in these types of instruments if the Reference Assets are commodities except for bona fide hedging or risk management purposes. A Fund only will enter into swaps that are regulated by the CFTC if in doing so that Fund will continue to satisfy the restrictions imposed CFTC under Rule 4.5.

Interest Rate Futures Contracts and Options Thereon

Each Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, a Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of a Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of a Fund’s portfolio securities. If interest rates increase, the value of a Fund’s portfolio securities will decline, but the value of the futures contracts to a Fund will increase at approximately an equivalent rate thereby keeping the net asset value of a Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, a Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which a Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, a Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, a Fund can make its intended purchase of the debt securities in the cash market and liquidate its futures position.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. A Fund will purchase a put option on a futures contract to hedge a Fund’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

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The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in a Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that Fund intends to purchase. If a put or call option a Fund has written is exercised, a Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Traditional Preferred Securities

Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by a Fund determine not to pay dividends on such stock, the amount of dividends a Fund pays may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which a Fund invests will be declared or otherwise made payable.

Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in which a Fund invests and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Fund’s holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and a Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities

Each Fund may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their

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quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®” ); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM’’); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

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INVESTMENT RESTRICTIONS

The investment objectives of the Funds, and the following investment restrictions, are fundamental and may not be changed without the approval of a majority of the applicable Fund’s shareholders defined in the 1940 Act as the lesser of (1) 67% of a Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are represented in person or by proxy, or (2) more than 50% of a Fund’s outstanding shares. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of a Fund will not be considered a deviation from policy. The below investment restrictions on borrowing apply on a continuous basis.

Gabelli Small Cap Growth Fund

Under such restrictions, the Fund may not:

1.	With respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof;

2.	Invest 25% or more of the value of its total assets in any one industry or group of industries;

3.	Issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 33 1⁄3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions, and similar investment strategies. The Fund’s obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

4.	Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities, or the acquisition of securities subject to repurchase agreements;

5.	Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

6.	Invest for the purpose of exercising control over management of any company;

7.	Purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities and similar instruments; or

8.	Purchase or sell commodities or commodity contracts except for hedging purposes or invest in any oil, gas, or mineral interests.

Gabelli RBI Fund

Under such restrictions, the Fund may not:

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1.	Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority.

2.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities;

3.	Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities, or the acquisition of securities subject to repurchase agreements;

4.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business;

5.	Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

6.	Pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings. Initial and variation margin for futures and options contracts will not be deemed to be a pledge of the Fund’s assets; or

7.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry or group of industries except that the Fund will invest 25% or more in the industrials industry.

PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Funds. The Funds and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Funds, which includes information relating to the Funds’ portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Funds (collectively, “Portfolio Holdings Information”). In addition, the Funds and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Funds’ website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes that has agreed to keep such information confidential under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Funds and their shareholders and, if a potential conflict between the Adviser’s interests and the Funds’ interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Trustees”). These policies further provide that no officer of the Company or employee of the Adviser shall communicate with the media about the Funds without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer of the Adviser, or Chief Executive Officer, or General Counsel of the parent company of the Adviser.

Under the foregoing policies, the Funds may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data):

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Funds;

2.	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

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3.	To service providers of the Funds, as necessary for the performance of their services to the Funds and to the Board, where such entity has agreed to keep such data confidential at least until it has been made public by the Adviser. The Funds’ current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting or other proxy services provided such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

5.	To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Funds and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential at least until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Funds and shall be reported to the Board at the next quarterly meeting; and

6.	To consultants for purposes of performing analysis of the Funds, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential at least until it has been made public by the Adviser.

As of the date of this SAI, each Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis, with no time lag. The names of the Funds’ administrator, sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Funds’ proxy voting service is Broadridge Financial Solutions, Inc., Donnelley Financial Solutions, and Appatura provide typesetting services for the Funds, and the Funds select from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Adviser.

Other than arrangements with the Funds’ service providers and proxy voting service, the Funds have no ongoing arrangements to make available information about the Funds’ portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Funds that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Funds, nor the Adviser, nor any of the Adviser’s affiliates, will accept on behalf of itself, its affiliates, or the Funds any compensation or other consideration in connection with the disclosure of portfolio holdings of the Funds. The Board will review such arrangements annually with the Funds’ Chief Compliance Officer.

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TRUSTEES AND OFFICERS

Under Delaware law, the Company’s Board is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Board also elects the Funds’ officers who conduct the daily business of the Funds. Information pertaining to the Trustees and Executive Officers of the Company is as follows:

Name, Position(s), Address And Age(1)	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships During the Past Five Years(4)

INTERESTED TRUSTEES(5):

Mario J. Gabelli Chairman Age: 74	Since 2016	30	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO/Teton Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition, Inc. (blank check company) (2011-2012)

INDEPENDENT TRUSTEES(6):

Anthony S. Colavita (7) Trustee Age 55	Since 2016	8	Attorney, Anthony S. Colavita, P.C.	-

Frank J. Fahrenkopf, Jr. (7) Trustee Age: 77	Since 2016	10	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)

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Name, Position(s), Address And Age(1)	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships During the Past Five Years(4)

Michael J. Melarkey Trustee Age: 67	Since 2016	14	Owner in Pioneer Crossing Casino Group; Of Counsel in the law firm of McDonald Carano Wilson LLP; previously partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Director of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura Trustee Age: 49	Since 2016	24	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	-

Salvatore M. Salibello Trustee Age: 71	Since 2016	4	Senior Partner of Bright Side Consulting (consulting); Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP (2012-2013)	Director of Kid Brands, Inc. (consumer products) (2002-2014)

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

OFFICERS:

Agnes Mullady President Age: 58	Since 2016	Officer of all of the funds within the Gabelli/GAMCO/Teton Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016

John C. Ball Treasurer Age: 41	Since May 2017	Treasurer of funds within the Gabelli/GAMCO/Teton Fund Complex (closed-end funds since May 2017 and open-end funds since February 2017); Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Andrea R. Mango Secretary Age: 45	Since 2016	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO/Teton Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO/Teton Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

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Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

Bethany Uhlein Assistant Vice President Age: 26	Since May 2017	Assistant Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO/Teton Complex since May 2017; Assistant Vice President (since January 2015) and Associate (2013 - January 2015) for GAMCO Asset Management Inc.

Richard J. Walz Chief Compliance Officer Age: 58	Since 2016	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO/Teton Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

(1)	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
(2)	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Company By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.
(3)	The “Fund Complex” or the “Gabelli/GAMCO/Teton Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number of funds excludes the Company.
(4)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (the “1934 Act”), as amended, (i.e. public companies) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Funds as defined in the 1940 Act. Mr. Mario J. Gabelli is considered an “interested person” because of their affiliation with the Adviser.
(6)	Trustees who are not considered to be “interested persons” of the Funds as defined in the 1940 Act are considered to be Independent Trustees.
(7)	Mr. Colavita’s father, Anthony J. Colavita, and Mr. Fahrenkopf’s daughter, Leslie F. Foley, serve as directors of other funds in the Gabelli/GAMCO/Teton Fund Complex.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel and the Funds’ independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his duties effectively has been attained in large part through the Trustee’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO/Teton Fund Complex (the “Fund Complex”), public companies, or non-profit entities or other organizations as set forth above and below. Each Trustee’s ability to perform his duties effectively also has been enhanced by his education, professional training, and experience.

Interested Trustee:

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Trustees of the Trust. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset manager and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc., each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is also Executive Chairman of Associated Capital Group, Inc. (“Associated

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Capital”), a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He also serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Independent Trustees:

Anthony S. Colavita, Esq. Mr. Colavita has been a practicing attorney with Anthony S. Colavita, P.C. since February 1988. He is a member of the Fund’s Audit Committee and Nominating Committee. Mr. Colavita serves on the boards of other funds in the Gabelli/GAMCO/Teton Fund Complex. Mr. Colavita has been Town Supervisor of the Town of Eastchester, New York since January 2004, with responsibilities for the review, adoption, and administration of a $30 million budget. He has also served as a board member for multiple not- for-profit corporations and was previously counsel to the New York State Senate. Additionally, Mr. Colavita was an Eastchester Town Councilman from 1998 to 2003. He has been active on the boards of several community based programs. Mr. Colavita received his Bachelor of Arts from Colgate University and Juris Doctor from Pace University School of Law.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. Mr. Fahrenkopf is a member of the Fund’s Nominating Committee and serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Fahrenkopf is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotelcasino industry. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. For more than 30 years, Mr. Fahrenkopf has served on the Board of First Republic Bank and serves as Chairman of the Corporate Governance and Nominating Committee and as a member of the Audit Committee. Mr. Fahrenkopf received his Bachelor of Arts from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

Kuni Nakamura. Mr. Nakamura is the president of Advanced Polymer, Inc., a chemical manufacturing company, and president of KEN Enterprises, Inc., a real estate company. He is the Chairman of the Fund’s ad hoc Proxy Voting Committee and a member of the Fund’s Audit Committee and serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Nakamura was previously a board member of The LGL Group, Inc., a diversified manufacturing company. Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY. He chairs the Endowment Management Committee and is a member of the Audit Committee. He is also involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

Michael J. Melarkey, Esq. Mr. Melarkey, after more than forty years of experience as an attorney specializing in business, estate planning, and gaming regulatory work, recently retired from the active practice of law, and is of counsel to the firm of McDonald Carano and Wilson in Reno, Nevada. He is the Chairman of the Fund’s Nominating Committee and a member of the Fund’s ad hoc Proxy Voting Committee. Mr. Melarkey serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He is currently Chairman of the Board of Southwest Gas Corporation and serves on its Nominating, Corporate Governance, and Compensation Committees. Mr. Melarkey acts as a trustee and officer for several private charitable

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organizations including as a trustee of The Bretzlaff Foundation and Edwin L. Wiegand Trust. He is an owner of Pioneer Crossing Casino Group consisting of three Nevada casinos and an officer of a private oil and gas company. Mr. Melarkey received his Bachelor’s degree from the University of Nevada, Reno, Juris Doctor from the University of San Francisco School of Law, and Masters of Law in Taxation from New York University School of Law.

Salvatore M. Salibello, CPA. Mr. Salibello is a Senior Partner of Bright Side Consulting and the former Managing Partner of a certified independent registered public accounting firm with over forty years of experience in public accounting. He is the Chairman of the Fund’s Audit Committee and the Fund’s designated Audit Committee Financial Expert. He serves on the boards of other funds in the Gabelli/GAMCO/Teton Fund Complex. He is a former director of Kid Brands, Inc., a group of companies in infant and juvenile products, and served as Chairman of its Audit Committee. Mr. Salibello received his Bachelor’s degree in Accounting from St. Francis College and M.B.A. in Finance from Long Island University.

Trustees — Leadership Structure and Oversight Responsibilities

The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Funds. The Board also has an ad hoc Proxy Voting Committee. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Funds’ Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Funds. The ad hoc Proxy Voting Committee meets periodically on an as- needed basis to consider such matters. Each of the Nominating, Audit, and ad hoc Proxy Voting Committees are entirely comprised of Independent Trustees. From time to time the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex. (The Fund Complex also has a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex, and some of the Funds’ Trustees may from time to time also serve on this separate committee.)

All of the Funds’ Trustees, other than Mr. Gabelli are Independent Trustees, and the Board believes they are able to provide effective oversight of the Funds’ service providers. In addition to providing feedback and direction during Board meetings, the Trustees meet regularly in executive session and chair all committees of the Board.

The Funds’ operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator and the officers of the Funds are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Funds through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Funds, and the Audit Committee discusses the Funds’ risk management and controls with the independent registered public accounting firm engaged by the Funds. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding compliance matters relating to the Funds and its major service providers, including results of the implementation and testing of the Funds’ and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Funds’ risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Funds because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

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Standing Board Committees

The Board has established two standing committees in connection with its governance of the Company: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Company does not have a standing Compensation Committee (although some of the individuals who are Trustees of the Funds participate in multi-fund ad hoc Compensation Committees described above).

The Company’s Audit Committee consists of three members: Messrs. Salibello (Chairman), Colavita, and Nakamura, who are Independent Trustees of the Company. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on August 16, 2016. As set forth in the Charter, the function of the Audit Committee is oversight; it is managements’ responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Company, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Funds’ financial statements and the audit thereof, and to act as a liaison between the Board and the Company’s independent registered public accounting firm.

The Company’s Nominating Committee consists of three members: Messrs. Melarkey (Chairman), Colavita, and Fahrenkopf, who are Independent Trustees of the Company. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Company.

The Company’s ad hoc Proxy Voting Committee consists of two members: Messrs. Nakamura (Chairman) and Melarkey, who are Independent Trustees of the Company. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Company’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Company and may also determine to exercise complete control and discretion over the disposition of such securities.

Trustee Ownership of Fund Shares

Set forth in the table below is the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee as of December 31, 2016. None of the Trustees owned shares of the Funds as of December 31, 2016, since the Funds had not commenced operations.

Name of Trustee	Aggregate Dollar Range of Equity Securities Held in Fund Complex*
Anthony S. Colavita	B

Frank J. Fahrenkopf, Jr.	E

Mario J. Gabelli, CFA	E

Michael J. Melarkey	E

Kuni Nakamura	E

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Name of Trustee	Aggregate Dollar Range of Equity Securities Held in Fund Complex*
Salvatore M. Salibello	E

*	Key to Dollar Ranges- Information as of December 31, 2016.
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2016, by certain Independent Trustees or their immediate family members, as applicable, in a holding that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Funds’ Adviser.

Name of Independent Trustee	Name of Owner and Relationships to Trustee	Company	Title of Class	Value of Interests	Percent of Class
Frank J. Fahrenkopf, Jr.	Same	Gabelli Associates Limited II E	Membership Interests	$1,188,003	*
Michael J. Melarkey	Same	Gemini Global Partners, L.P	Limited Partnership Interests	$652,066	4.94%
Michael J. Melarkey	Same	LGL Group, Inc.	Common Stock	$36,224	*
Michael J. Melarkey	Same	LGL Group, Inc.	Warrants	$36	*
Michael J. Melarkey	Same	Morgan Group Holdings, Inc.	Common Stock	$1,560	*
Michael J. Melarkey	Same	ICTC Group, Inc	Common Stock	$20,280	*
Kuni Nakamura	Same	The LGL Group, Inc.	Common Stock	$8,715	*
Kuni Nakamura	Same	The LGL Group, Inc.	Warrants	$9	*

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Trustee and Officer Compensation

Set forth below is the planned compensation to be received by the Trustees and Officers. No director, officer, or employee of the Distributor, the Adviser or an affiliated company receives any compensation from the Funds for serving as an Officer or Trustee of the Company. The Company pays each Independent Trustee who is not a director, officer, or employee of the Adviser or any of its affiliates $5,000 per annum and $2,500 per meeting attended and $500 per special meeting attended and reimburses each Trustee for related travel and out of pocket expenses. All Board committee members receive $500 per committee meeting attended. The Lead Trustee receives an additional $2,000 per annum, the Chairman of the Audit Committee receives an additional $2,000 per annum, and the Chairman of the Nominating Committee receives an additional $1,000 per annum. A Trustee may receive a single meeting fee, allocated among the participating funds in the Fund Complex, for participation in certain special meetings or committee meetings on behalf of multiple funds.

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The following table sets forth the expected compensation of the Company’s Trustees for the fiscal year ending September 30, 2017. No Executive Officer or person affiliated with the Company is expected to receive compensation in excess of $60,000 from the Company for the fiscal year ended September 30, 2017.

Compensation Table

Aggregate Compensation from Registrant (Fiscal Year)

Name of Person and Position	Aggregate Compensation from the Funds	Aggregate Compensation from the Company and Fund Complex*
INTERESTED TRUSTEES:
Mario J. Gabelli, CFA Trustee	$0	$0
INDEPENDENT TRUSTEES:
Anthony S. Colavita Trustee	$16,500	$18,000	(3)
Frank J. Fahrenkopf, Jr. Trustee	$17,500	$144,000	(10)
Michael J. Melarkey Trustee	$16,500	$123,234	(7)
Kuni Nakamura Trustee	$16,000	$219,299	(19)
Salvatore M. Salibello Trustee	$18,000	$67,234	(4)

*	Represents the total compensation paid to such persons during the calendar year ended December 31, 2016. The parenthetical number represents the number of investment companies (including the funds or portfolios thereof) from which such person receives compensation and which are considered part of the same Fund Complex as the Company because they have common or affiliated investment advisers.

Code of Ethics

The Company, its Adviser, and Distributor have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Funds.

Proxy Voting Policies

The Company, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, portfolio securities held by a Fund are to be voted in the best interests of that Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Voting Guidelines”) set forth in the Proxy Voting Policy. The Proxy Voting Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including

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golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Voting Guidelines. In general, the Trustee of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), other third-party services, and the analysts of G.research, will determine how to vote on each issue. For non-controversial matters, the Trustee of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s board of directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s board of directors and is a non- controversial issue not covered by the Proxy Voting Guidelines; or (3) contrary to the recommendations of the issuer’s board of directors but is consistent with the Proxy Voting Guidelines. In these instances, the Trustee of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Proxy Voting Committee, the Trustee of Proxy Voting Services, or the Adviser’s Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Trustee of Proxy Voting Services, or the Adviser’s Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research’s analysts. The Chief Investment Officer or G.research’s analysts may be invited to present their viewpoints. If the Trustee of Proxy Voting Services or the Adviser’s Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If the matter is one in which the interests of the clients of the Adviser may diverge, Counsel will so advise and the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Funds’ shareholders on the one hand, and those of the Funds’ Adviser, on the other hand, the conflict will be brought to the ad hoc Proxy Voting Committee of the Company to determine a resolution.

Each matter submitted to the ad hoc Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the ad hoc Proxy Voting Committee, the Chairman of the Committee will cast the deciding vote. The ad hoc Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Company files Form N-PX with its complete proxy voting record for the twelve months ended June 30 no later than August 31 of each year. This filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of March 31, 2017, no persons owned of record or beneficially 5% or more of any of the Funds.

As of March 31, 2017, as a group, the Officers and Trustees of each Fund owned less than 1% of each of the Funds.

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INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser is a New York limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as an investment adviser to registered investment companies with combined aggregate net assets approximating $23.2 billion as of March 31, 2017. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol, “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GBL. Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”), which holds a majority of the capital stock and voting power of GBL. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts, endowments, and The GAMCO Mathers Fund, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately of $18.5 billion as of March 31, 2017; Teton Advisors, Inc. and its wholly owned investment adviser, Keeley Teton Advisers, LLC, with assets under management of approximately $3.8 billion as of March 31, 2017, act as investment advisers to The TETON Westwood Funds, the KEELEY Funds, and separately managed accounts; Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a majority-owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1 billion as of March 31, 2017; and Gabelli Fixed Income, LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $34 million as of March 31, 2017. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP the principal shareholder of Teton Advisors, Inc., as of March 31, 2017. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Funds if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve their investment objectives.

Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Funds. The Funds may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as investment adviser to the Funds pursuant to investment advisory contracts (the “Contracts”). Pursuant to the Contracts, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes the day to day investment decisions for the Funds, arranges the portfolio transactions for each Fund, and manages each Fund’s investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board.

Under the Contracts, the Adviser also: (i) maintains the Funds’ books and records, such as journals, ledger accounts and other records in accordance with applicable laws and regulations to the extent not maintained by the Funds’ custodian, transfer agent and dividend disbursing agent, The Bank of New York Mellon (the “Custodian”, “Transfer Agent” and “Dividend Disbursing Agent”); (ii) transmits purchase and redemption orders for the Funds’ shares to

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the extent not transmitted by the Funds’ Distributor or others who purchase and redeem shares; (iii) initiates all money transfers to the Funds’ Custodian and from the Funds’ Custodian for the payment of the Funds’ expenses, investments, dividends and share redemptions; (iv) reconciles account information and balances among the Funds’ Distributor, Adviser, Custodian, Transfer Agent and Dividend Disbursing Agent; (v) provides the Funds, upon request, with such office space and facilities, utilities and office equipment as are adequate for the Funds’ needs; (vi) prepares, but does not pay for, all reports by the Company, on behalf of the Funds, to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds’ shares under federal and state law including periodic updating of the Company’s registration statement and prospectus (including its Statement of Additional Information); (vii) supervising the calculation of the net asset value of the Funds’ shares; (viii) preparing notices and agendas for meetings of the Funds’ shareholders and the Company’s Board as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Board; and (ix)  oversee the performance of administrative and professional services to the Funds by others, including BNY Mellon Investment Servicing (US) Inc., the Funds’ sub-administrator (the “Sub-Administrator”), the Funds’ Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Funds.

The Contracts provide that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Funds or any of their investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Funds. However, the Contracts provide that the Funds are not waiving any rights they may have with respect to any violation of law which cannot be waived. The Contracts also provide indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Funds. The Contracts in no way restrict the Adviser from acting as adviser to others. Each Fund has agreed by the terms of its Contract that the word “Gabelli” in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may be freely used by the Adviser for other investment companies, entities, or products. The Funds have further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Funds will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include “Gabelli.”

By their terms, the Contracts will remain in effect from year to year, provided each such annual continuance is specifically approved by the Company’s Board or by a “majority” (as defined pursuant to the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Trustees cast in person at a meeting called specifically for the purpose of voting on the continuance of the Contracts. The Contracts are terminable without penalty by each Fund on sixty days’ written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days’ written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

As compensation for the Adviser’s services and related expenses borne by the Adviser, each Fund pays the Adviser a fee computed daily and payable monthly at the annual rate of 1.00% of each Fund’s net assets.

The Adviser has contractually agreed to waive its investment advisory fees and/or reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses and extraordinary expenses) at an annual rate of 0.90% for each Fund. The fee waiver and expense reimbursement arrangement will continue for one year from the commencement of investment operations, and may only be terminated by the Board of a Fund before such time. In addition, each Fund has agreed, following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Operating Expenses would not exceed an annual rate of 0.90% for each Fund.

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Portfolio Manager Information

Other Accounts Managed

The table below provides summary information regarding other accounts for which each portfolio manager was primarily responsible for day to day management during the year ended December 31, 2016.

EXCLUDES GABELLI RBI FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Brian Sponheimer*	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	6	$954,000	0	0

EXCLUDES GABELLI RBI FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Jose Garza*	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	3	$102,700	0	0

EXCLUDES GABELLI SMALL CAP GROWTH FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli, CFA*	Registered Investment Companies:	27	$22.5B	6	$5.1B
	Other Pooled Investment Vehicles:	29	$1.2B	18	$1.1B
	Other Accounts:	1,559	$15.2B	13	$1.3B

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EXCLUDES GABELLI SMALL CAP GROWTH FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Laura S. Linehan, CFA*	Registered Investment Companies:	2	$1.2B	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	65	$56.8M	0	0

EXCLUDES GABELLI SMALL CAP GROWTH FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Sarah Donnelly*	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

*	For each portfolio manager, the above chart represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. Certain assets included under “Other Accounts” may be invested in Registered Investment Companies or Other Pooled Investment Vehicles primarily managed by the portfolio manager and therefore may be duplicated.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio managers also have day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio managers manage more than one account, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if they were to devote substantially more attention to the management of only a Fund.

Allocation of Limited Investment Opportunities. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund or Funds may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

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Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercise investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, a portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

Selection of Broker-Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he or she supervises. In addition to providing execution of trades, some brokers and dealers provide the Adviser with brokerage and research services. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals), the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or the other account. Because of Mr. Gabelli’s position with the Funds’ Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for the Funds even if using the Distributor is not in the best interest of the Funds.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or a portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation (and expenses) for the Funds are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance fee based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts that could most significantly benefit that portfolio manager.

The Adviser and the Funds have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

Compensation Structure for Portfolio Managers other than Mr. Gabelli

The compensation of the portfolio managers for the Funds are structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers receive a compensation package that includes a minimum draw or base salary, equity based incentive compensation via awards that may include restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective portfolio manager’s compensation) allocable to a Fund (the incentive based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). Mr. Sponheimer receives similar incentive based variable compensation for managing other accounts for GAMCO Asset Management, Inc. based on gross revenue. These methods of compensation are

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based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity based incentive and incentive based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria.

The compensation for managing accounts that have a performance based fee will have two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the net performance fee is paid to a portfolio manager.

Compensation Structure for Mario J. Gabelli, CFA

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Gabelli Small Cap Growth Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus, and no stock options.

Ownership of Shares in the Fund

No portfolio manager or Trustee owns shares of the Funds as of the date of this SAI, which is prior to the inception date of the Funds.

The Sub-Administrator

The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc., (the “Sub-Administrator”), which is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Company’s operations except those performed by the Adviser under its advisory agreement with the Funds; (b) supplies the Funds with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV per share of the Funds, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Board Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Company shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing a Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and each Fund’s investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Company in a manner consistent with the requirements of the 1940 Act.

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For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser and its affiliates as follows: up to $10 billion: 0.0275%; $10 billion to $15 billion: 0.0125%; $15 billion to $20 billion: 0.01%; over $20 billion: 0.008%. The Sub-Administrator’s fee is paid by the Adviser and will result in no additional expenses to the Funds.

Counsel

Paul Hastings LLP, 200 Park Avenue, New York, NY 10166, serves as the Company’s legal counsel.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, independent registered public accounting firm, has been selected to audit the Funds’ annual financial statements.

Custodian, Transfer Agent, and Dividend Disbursing Agent

The Bank of New York Mellon, located at One Wall Street, New York, New York, 10286, is the custodian for the Funds’ cash and securities as well as the transfer and dividend disbursing agent for its shares. The Bank of New York Mellon does not assist in or is responsible for investment decisions involving assets of the Fund.

Distributor

G.distributors, a Delaware limited liability company and a wholly owned subsidiary of GBL, having its principal offices located at One Corporate Center, Rye, New York 10580-1422, is the Funds’ distributor. The Distributor acts as agent of each Fund’s shares on a best efforts basis. The Distributor also acts as distributor for other funds in the Fund Complex. The Distributor distributes Creation Units of the Funds, but does not maintain a secondary market in shares of the Funds. The Distributor’s principal address is One Corporate Center, Rye, New York 10580-1422.

Pursuant to the Distribution Agreement, each Fund, severally and not jointly, has agreed to indemnify the Distributor for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under the Distribution Agreement.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Funds and other client accounts.

Under each Contract the Adviser is authorized on behalf of each Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to G.research, an affiliate of the Adviser and a broker-dealer member of FINRA; and (2) pay commissions to brokers other than G. research which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Funds and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Funds or other investment funds managed by the Adviser and its affiliates by brokers, including G.research, as a factor in its selection of brokers or dealers for each Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

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Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in OTC securities, but the prices of such securities usually include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The Adviser currently serves as investment adviser to a number of investment company clients and private accounts and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts and adviser to other investment companies. It is the policy of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Funds and others whose assets they manage in such manner as it deems equitable. In making such allocations among the Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of the Funds and other client accounts.

The policy of each Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Funds or the Adviser of the type described in Section 28(e) of the 1934 Act. In doing so, the Funds may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale; (ii) statistical or factual information or opinions pertaining to investments; (iii) wire services; and (iv) appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Funds effect security transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Funds nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser considers the level of services provided and, based on such determinations.

Investment research obtained by allocations of a Fund’s brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to a Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with G.research when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to G.research on brokerage transactions must not

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exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or it is what G.research charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Company’s procedures contain requirements that the Board, including the Independent Trustees, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser and G.research are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the NYSE, G.research controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to each Fund for the account of G.research, and settled directly with the Custodian of the Funds by a clearing house member firm which remits the commission less its clearing charges to the G.research. G.research may also effect each Fund’s portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, G.research may directly execute transactions for the Funds on the floor of any exchange, provided: (i) the Company’s Board has expressly authorized G.research to effect such transactions; and (ii) G.research annually advises the Funds of the aggregate compensation it earned on such transactions.

The Funds did not commence operations as of the fiscal year ended September 30, 2016, and therefore did not pay any brokerage commissions during that period.

BUYING AND SELLING SHARES

Purchase and Redemption of Creation Units. The Company issues and redeems a Fund’s shares only in specified large aggregations of shares called “Creation Units.” A discussion of the purchase and redemption of Creation Units is contained in the Prospectus under “Fund Summary – Purchases and Sales of Fund Shares” and “Buying and Selling Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Authorized Participants. All orders to purchase or redeem Creation Units must be placed with a Fund by or through an “Authorized Participant,” which is either: (a) a “participating party” (i.e., a Broker or other participant in the Continuous Net Settlement (“CNS”) System of the National Securities Clearing Corporation (“NSCC”) or (b) a participant in the Depository Trust Company system (“DTC Participant”), which in any case has executed an agreement with the Distributor (“Participant Agreement”). An investor does not have to be an Authorized Participant to transact in Creation Units, but must place an order through and make appropriate arrangements with an Authorized Participant.

Timing. A Fund’s shares are not authorized for sale outside of the United States, its territories and possessions without the prior written consent of a Fund. Creation Units are issued and redeemed each Business Day at the NAV per share next determined after an order in proper form is received by the Fund or its agent. Validly submitted orders to purchase or redeem Creation Units on each Business Day will be accepted until the NYSE market close (the “Order Cut-Off Time”), generally 4:00 p.m. eastern time, on the Business Day that the order is placed (the “Transmittal Date”). All orders must be received no later than the Order Cut-Off Time in order to receive the NAV determined on the Transmittal Date. Creation Units may be issued and redeemed through the delivery of cash, securities or other instruments specified by a Fund, or a combination thereof.

A Fund may require that Custom Orders (as defined below) be received no later than one hour prior to the Order Cut-Off Time. When The NASDAQ Stock Market LLC (the “Listing Exchange”) or bond markets close earlier than normal, a Fund may require orders for Creation Units to be placed earlier in the Business Day. Orders to purchase a Fund’s shares invested in fixed-income instruments may not be accepted on any day when the bond markets are closed.

Investors must accumulate enough of a Fund’s shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by that Fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of a Fund’s shares to constitute a redeemable

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Creation Unit. All requests for redemption must be preceded or accompanied by the requisite number of a Fund’s shares, which delivery will generally be made through the Depository Trust Company Process.

As noted under “Taxes,” a Fund has the right to reject an order for Creation Units if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to Section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Payment. To keep trading costs low and to enable a Fund to be as fully invested as possible, a Fund generally expects to issue and redeem Creation Units in kind through the delivery of securities and/or other portfolio instruments, rather than cash, to the extent practicable. Creations and redemptions may be effected partially or entirely in cash when in-kind delivery is not practicable or deemed not in the best interests of shareholders.

“Basket” means the basket of securities, other instruments and/or cash that the Fund specifies each Business Day and for which it issues and redeems Creation Units. Subject to certain exceptions described below, the Basket instruments paid or received by a Fund will be the same for all purchasers and redeemers of Creation Units on a given Business Day. Basket instruments may include cash, securities and/or other transferable investment assets. Each security included in the Basket will be a current holding of the Fund. To the extent there is a difference between the NAV of a Creation Unit and the aggregate market value of the Basket instruments exchanged for the Creation Unit, the party conveying the lower value will pay to the other an amount in cash equal to that difference (the “Balancing Amount”).

To preserve the confidentiality of a Fund’s trading activities, the investment adviser anticipates that the Basket will normally not be a pro rata slice of a Fund’s portfolio positions. Rather, instruments being acquired will generally be excluded from a Basket until their purchase is completed and instruments being sold may not be removed from that Basket until the sale program is substantially completed. Further, when deemed by the investment adviser to be in the best interest of a Fund and its shareholders, other portfolio positions may be excluded from a Basket. Whenever portfolio positions are excluded from a Basket, that Basket may include proportionately more cash than is in the portfolio, with such additional cash substituting for the excluded portfolio positions.

A Fund may permit an Authorized Participant to deposit or receive, as applicable, cash in lieu of some or all of the Basket instruments, solely because: (a) such instruments are, in the case of the purchase of a Creation Unit, not available in sufficient quantity; (b) such instruments are not eligible for trading by the Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (c) a holder of a Fund’s shares investing in foreign instruments would be subject to unfavorable income tax treatment if the holder received redemption proceeds in kind. No other Basket substitutions will be permitted. A “Custom Order” is any purchase or redemption of Shares made in whole or in part on a cash basis as described in clause (a) or (b) of this paragraph. In addition, a Fund may require purchases and redemptions on a given Business Day to be made entirely on a cash basis. In such an instance, a Fund will announce, before the open of trading on such day, that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash. A Fund may also determine, upon receiving a purchase or redemption order from an Authorized Participant, to require the purchase or redemption, as applicable, to be made entirely in cash.

Each Business Day, before the open of trading on the Listing Exchange, the investment adviser will cause the Baskets, including the names and quantities of the securities, cash and other instruments in the Baskets and the estimated Balancing Amount for that day to be disseminated through the NSCC, a clearing agency registered with the SEC and affiliated with Depository Trust Company (“DTC”). The Baskets will also be posted to the Fund’s website. The published Baskets will apply until a new Basket is announced, and there will be no intraday changes to the Baskets except to correct errors in the published Baskets. The investment adviser will also make available on a daily basis information about the previous day’s Balancing Amount.

Clearance and Settlement. Orders for purchases and redemptions of Creation Units will be processed either through an enhanced clearing process or through a manual clearing process. The NSCC/CNS system for effecting in-kind purchases and redemptions of ETFs (the “NSCC Process”) simplifies the transfer of a basket of securities between two parties by treating all of the securities that constitute the basket as a single unit.

There are limitations on investors’ ability to use the NSCC Process. First, it is available only to those DTC

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Participants that also are participants in the CNS System of the NSCC. Other DTC Participants must use a manual clearing process (the “DTC Process”), involving a line-by-line movement of each transferred position, which is available to all DTC Participants. Because the DTC Process involves the movement of individual positions, while the NSCC Process can act on instructions regarding the movement of one unitary basket that automatically processes the movement of multiple securities, DTC may charge the Fund more than NSCC to settle purchases and/or redemptions of Creation Units. Further, the NSCC Process is generally only available for transactions involving domestic equity securities and certain domestic income securities. Thus, it may only be used in connection with in-kind transactions for Fund Creation Units that include only eligible securities in their Basket.

Orders for purchases and redemptions of Creation Units that include foreign instruments in their Basket will not go through either the NSCC Process or the DTC Process. Rather, such transactions will go through a Fund’s custodian and its sub-custodian network. Once such a creation order has been placed with a Fund or its agent, the Transfer Agent will inform the investment adviser and that Fund’s custodian. The custodian will then inform the appropriate sub-custodians. In connection with a creation, the Authorized Participant will deliver to the appropriate sub-custodians, on behalf of itself or the beneficial owner on whose behalf it is acting, the Basket instruments as determined according to the procedures described above. The sub-custodians will confirm to the custodian that the purchase consideration has been delivered, and the custodian will notify the investment adviser and Distributor of the delivery. After shares have been instructed to be delivered, the Distributor will furnish the purchaser with a confirmation and a Prospectus (if necessary). For a redemption, the same process proceeds in reverse.

In-kind transactions in Creation Units involving fixed-income instruments that do not use the DTC Process will generally clear and settle as follows: Basket securities that are U.S. government or U.S. agency securities and any cash will settle via free delivery through the Federal Reserve System; Basket securities that are non-U.S. fixed-income securities will settle in accordance with the normal rules for settlement of such securities in the applicable non-U.S. market. Fund shares will settle through DTC. The custodian will monitor the movement of the underlying Basket instruments and will instruct the movement of shares only upon validation that such instruments have settled correctly. The settlement of Fund shares will be aligned with the settlement of the underlying Basket and, except as discussed below with respect to Basket instruments traded in foreign markets, will generally occur no later than the third Business Day following the day on which an order is deemed received by the Distributor.

Orders for purchases and redemptions of Creation Units that include foreign instruments in their Basket may be on a basis other than the third Business Day following receipt in good order in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Company to effect in-kind purchases and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Company from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming shareholders, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the funds, in certain circumstances. The holidays applicable to the Fund(s) that include foreign instruments in their basket during such periods are listed on Appendix B, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed on Appendix B. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future. Because the portfolio securities of a Fund may trade on days that that Fund’s Listing Exchange is closed or on days that are not Business Days for that Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Listing Exchange, on days when the NAV of that Fund could be significantly affected by events in the relevant non-U.S. markets.

Delivery. The Transfer Agent will transmit all purchase orders received from Authorized Participants to each Fund.

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After a Fund has accepted a purchase order and received delivery of the purchase consideration, NSCC or DTC, as applicable, will instruct that Fund to initiate delivery of the appropriate number of shares to the book-entry account specified by the Authorized Participant. Delivery of Creation Units by a Fund is expected to occur within the normal settlement cycle, currently no later than the third Business Day following the day on which an order is deemed to be received by the Transfer Agent. The Transfer Agent will issue or cause the issuance of confirmations of acceptance. The Distributor will be responsible for delivering a Prospectus to Authorized Participants purchasing Creation Units. The Transfer Agent and Distributor will maintain records of both the orders placed with it and the confirmations of acceptance furnished by it.

Shares will not normally be issued to a purchasing Authorized Participant until after the transfer to a Fund of good title to the Basket instruments required to be delivered in connection with the purchase. However, shares may be transferred in advance of receipt by a Fund of all or a portion of the applicable Basket instrument(s) as described further below. In these circumstances, the Authorized Participant will be required to transfer the available Basket instruments plus cash in an amount equal to 115% of the market value of any undelivered Basket instrument(s) (the “Additional Cash Deposit”). Each Creation Unit order shall be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Order Cut-Off Time on such date and cash in the appropriate amount is deposited with the Fund’s custodian by the time designated by the Fund’s custodian on settlement date. If the order is not placed in proper form by the Order Cut-Off Time or federal funds in the appropriate amount are not received by the time designated by the Fund’s custodian on settlement date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom.

As noted above, an additional amount of cash shall be required to be deposited with a Fund, pending delivery of the missing Basket instrument(s) in an amount equal to at least 115% of the daily marked to market value of the missing Basket instrument(s). In the event that additional cash is not paid, a Fund may use the cash on deposit to purchase the missing Basket instrument(s). The Authorized Participant will be liable to a Fund for the costs incurred by that Fund in connection with any such purchases and the Authorized Participant shall be liable to a Fund for any shortfall between the cost to that Fund of purchasing any missing Basket instrument(s) and the value of the collateral. These costs will be deemed to include the amount by which the actual purchase price of the Basket instrument(s) exceeds the market value of such Basket instruments on the day the Creation Unit order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. A Fund will return any unused portion of the Additional Cash Deposit once all of the missing Basket instrument(s) have been properly received by the Custodian or purchased by that Fund and deposited into that Fund’s account with the Fund’s Custodian.

In connection with taking delivery of shares of securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the securities are customarily traded, to which account such securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date.

Redemptions of shares for a Fund’s securities will be subject to compliance with applicable federal and state securities laws and each Fund reserves the right to redeem Creation Units for cash to the extent that the Company could not lawfully deliver specific Fund securities upon redemptions or could not do so without first registering that Fund’s securities under such laws. A redeeming investor that is subject to a legal restriction with respect to a particular security included in a Fund’s Basket instruments may be paid an equivalent amount of cash. The Authorized Participant through which such a redeeming investor transacts may request that the redeeming investor complete an order form or enter into agreements with respect to such matters as compensating cash payment. Further, a redeeming investor that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A under the 1933 Act, will not be able to receive a Fund’s securities that are restricted securities eligible for resale under Rule 144A. A redeeming investor may be required by the Company to provide a written confirmation with respect to QIB status in order to receive a Fund’s securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists

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as a result of which disposal of Fund shares or determination of the NAV of the shares is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Transaction Fees. Orders for Creation Units are subject to transaction fees. See “Buying and Selling Shares – Transaction Fees” in the Prospectus.

Order Rejection. A Fund and/or the Transfer Agent may reject any order that is not in proper form. Further, a Fund may reject a purchase order transmitted to it, for example: (a) the purchaser or group of related purchasers, upon obtaining the Creation Units, would own 80% or more of outstanding a Fund’s shares; (b) the acceptance of a Basket would have certain adverse tax consequences, such as causing a Fund to no longer meet the requirements of a regulated investment company under the Code; (c) the acceptance of a Basket would, in the opinion of the Company, be unlawful, as in the case of a purchaser who is banned from trading in securities; (d) the acceptance of a Basket would otherwise, in the discretion of the Company or the investment adviser, have an adverse effect on a Fund or its shareholders; or (e) there exist circumstances outside the control of a Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting a Fund, the investment adviser, the transfer agent, the custodian, the Distributor, DTC, NSCC or any other participant in the purchase process; and similar extraordinary events.

Required Early Acceptance of Orders. Notwithstanding the foregoing, Authorized Participants may be notified that the Order Cut-Off Time may be earlier on a particular Business Day.

Exchange Listing and Trading. A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under “Fund Summary – Purchases and Sales of Fund Shares” and “Buying and Selling Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Each Fund’s shares are listed for trading on the Listing Exchange, and trade thereon at prices that are directly linked to a Fund’s next end-of-day NAV (“NAV-Based Trading”). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in a Fund’s shares. In NAV-Based Trading, all trades are executed at the next NAV, plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. For each trade, the final transaction price is determined once NAV is computed. Buyers will not know the value of their purchases and sales until the end of the trading day.

Although share prices will be quoted throughout the day relative to NAV, there is not a fixed relationship between trading prices and NAV. Instead, the premium or discount to NAV at which Share transactions are executed is locked in at the time of trade execution, and will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the Share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices for shares in the secondary market may be above, at or below NAV. The Funds do not offer the opportunity to transact intraday at prices determined at time of trade execution.

There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of a Fund’s shares will continue to be met.

The Listing Exchange may, but is not required to, remove a Fund’s shares from listing if: (i) following the initial twelve-month period after commencement of trading of a Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days; (ii) a Fund’s IIV or NAV is no longer calculated or its IIV, NAV or Basket composition is no longer available to all market participants at the same time; (iii) a Fund has failed to submit any filings required by the SEC or if the Listing Exchange is aware that a Fund is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC with respect to a Fund; or (iv) such other event shall occur or condition exists that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. In addition, the Listing Exchange will remove a Fund’s shares from listing and trading upon termination of the Company or that Fund.

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Book Entry Only System. The following information supplements and should be read in conjunction with “Buying and Selling Shares” in the Prospectus.

DTC acts as securities depositary for a Fund’s shares. A Fund’s shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Certificates will not be issued for Fund shares.

DTC, a limited-purpose trust company, was created to hold securities of DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is affected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company upon request and for a fee to be charged to the Company a listing of the Fund shares held by each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Payment of Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Fund shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is the case for securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Company has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Company makes other arrangements with respect thereto satisfactory to the Listing Exchange.

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DETERMINATION OF NET ASSET VALUE

For purposes of determining a Fund’s NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the OTC market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and ask prices, or, if there were no ask prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or ask prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained by the Adviser from one or more dealers in the instrument.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: (i) analysis and review of available financial and non-financial information about the company, (ii) comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipts securities at the close of U.S. exchanges; and (iii) evaluation of any other information that could be indicative of the value of the security.

The Funds may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Company’s Board. Additional information on fair valuation is provided in the Funds’ prospectus under “Pricing of Fund Shares.”

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Funds determine their NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on any of the Funds’ NAV, that Fund or Funds may fair value such portfolio securities based on available market information as of the time each Fund determines its NAV.

Intraday Indicative Value. The Company will arrange for the continuous calculation by an independent third party and publication throughout the regular trading session of the Listing Exchange (generally 9:30 am to 4:00 pm eastern time) each Business Day of the intraday indicative value (“IIV”) of each Fund’s shares. IIVs are calculated based on the current market trading prices of a Fund’s underlying holdings and disseminated at periodic intervals of not more than 15 minutes. The purpose of IIVs is to help investors to estimate that day’s closing NAV so they can determine the number of shares to buy or sell if they want to trade an approximate dollar amount. Because IIVs will generally differ from the end-of-day NAV of a Fund, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that a Fund’s transaction price is based on closing NAV, and that NAV may vary significantly from IIV during periods of market volatility.

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NYSE Closings

The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day,

Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

ADDITIONAL INFORMATION CONCERNING TAXES

General

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of the Funds’ shares by U.S. persons who hold their shares as capital assets (generally, assets held for investment). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to address all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. No ruling has been or is expected to be sought from the Internal Revenue Service (“IRS”) or opinion of tax counsel regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of shares of the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund has elected to qualify and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more “qualified publicly traded partnerships.”

As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of such Fund’s investment company taxable income (which includes, among other items, dividends, interest, and the excess of any net short term capital gains over net long term capital losses) for the taxable year is distributed (or deemed distributed) in that taxable year. Any income or gains retained by the Funds will be subject to regular corporate-level income taxes. In addition, if a Fund were to fail to meet its annual distribution requirement or otherwise fail to qualify as a regulated investment company in any given year, that Fund would be subject to U.S. Federal income tax at regular corporate rates on all of its taxable income and gains in that year. There is no assurance that the Funds will make sufficient distributions to eliminate all taxes at the fund level in all periods.

Each Fund will determine either to distribute or to retain for reinvestment all or part of any net long term capital gains. If any such gains are retained by any Fund, that Fund will be subject to tax on such retained amount. In that event, each Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long term capital gains, its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by that Fund

54

against its federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of that Fund by an amount equal to the amount of undistributed capital gains included in such shareholder’s gross income net of such tax.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by a Fund in October, November, or December of that year, payable to shareholders of record on a date during any such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses for the one year period generally ending on October 31 of the calendar year (unless an election is made by a Fund with a November or December year-end to use the Fund’s fiscal year) and (3) certain ordinary income and net capital gains for previous years that were not previously distributed. To avoid application of the excise tax, the Funds intend to make distributions in accordance with calendar year distribution requirements.

Gains or losses on the sale of securities by each Fund will be long term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short term capital gains or losses.

Certain options, futures contracts, and options on futures contracts are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long term and 40% short term capital gains or losses (“60/40”). Also, section 1256 contracts held by each Fund at the end of each taxable year are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long term capital gain, as described below, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Distributions

Except as provided below, distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income. Properly designated distributions attributable to qualified dividends received by the Fund from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders who are individuals at the reduced rate applicable to long term capital gains, provided that certain holding period and other requirements are met. Properly designated dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitations, be eligible for the dividends received deduction. The alternative minimum tax applicable to corporations, however, may reduce the value of the dividends received deduction.

55

Properly designated distributions of net capital gain (which consist of the excess of net long term capital gains over net short term capital losses) (“capital gain dividends”), if any, are taxable as long term capital gain, regardless of how long the shareholder has held its Fund shares, and are not eligible for the dividends received deduction. If the NAV of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a partial return of invested capital in an economic sense. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital. Funds may make taxable distributions even during period in which share price has declined.

Disposition of Shares

Upon a redemption, sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long term, if the shareholder’s holding period for the shares is more than twelve months. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of Fund dividends) within a sixty-one day period beginning thirty days before and ending thirty days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the redemption, sale, or exchange of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long term capital loss to the extent of any distributions of net capital gains (including amounts credited as an undistributed capital gain dividend) received by the shareholder with respect to such shares.

If a shareholder (i) incurs a sales load charge in acquiring shares in a Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a “reinvestment right”), and (ii) disposes of the Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company before January 31 of the calendar year following the year of such disposition whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder’s gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge) subject to certain exceptions. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder’s basis in such shares.

Tax on Net Investment Income

Certain U.S. holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% federal tax on all or a portion of their “net investment income,” which includes dividends received from a Fund and capital gains from the sale or other disposition of a Fund’s stock.

Backup Withholding

The Company generally will be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or Social Security number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability if proper documentation is properly and timely filed.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends

56

distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable), or that distributions and proceeds from the redemption or other disposition of Fund shares will be subject to withholding of U.S. tax at a rate of 30% in the case of certain non-U.S. entities that fail to satisfy applicable reporting and certification requirements regarding their owners and/or account holders.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Withholding Taxes

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Funds’ assets to be invested in various countries is not known. The Funds do not expect that they will be eligible to elect to pass through to their shareholders the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid by the Funds with respect to qualifying taxes.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on a Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of a Fund generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If required under the rules above, and subject to any applicable intergovernmental agreements, withholding under FATCA applies: (i) generally with respect to distributions from a Fund; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2019. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. A Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax adviser regarding the effect of FATCA based on your individual circumstances.

Special Federal Income Tax Rules

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gain or qualified dividend income into higher taxed short term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. Each Fund will monitor its transactions and may, but is not required to, make certain tax elections in order to mitigate the effect of these provisions.

Taxes on Purchases and Redemptions of Creation Units

Purchasers of Creation Units of shares on an in-kind basis will generally recognize a gain or loss on the purchase transaction equal to the difference between the market value of the Creation Units, and the purchaser’s aggregate basis in the securities or other instruments exchanged plus (or minus) the cash amount paid (or received). Persons redeeming Creation Units will generally recognize a gain or loss equal to the difference between the redeeming shareholder’s basis in the Creation Units redeemed and the aggregate market value of the securities or other

57

instruments received, if any, plus (or minus) the cash amount received (or paid). The IRS, may assert that a loss realized upon an exchange of securities or other instruments for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities or other instruments should consult their own tax advisors with respect to whether wash sale rules apply and whether a loss is deductible.

Any capital gain or loss realized upon the purchase of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

A Fund has the right to reject an order for Creation Units if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

INVESTMENT PERFORMANCE INFORMATION

From time to time, each Fund may quote its performance in advertisements or in reports and other communications to shareholders, computed according to formulas prescribed by the SEC.

Average annual total returns may be based on each Fund’s NAV or market price per share. Market price returns are based on a Fund’s price at the close of the market and does not represent returns an investor would receive if shares were traded at other times. Market returns do not reflect brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were reflected, returns would be lower.

Each Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of each Fund’s performance for any specified period in the future. In addition, when considering “average” total return figures for periods longer than one year, it is important to note that each Fund’s annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in each Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing each Fund’s performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

In reports or other communications to shareholders or in advertising material, each Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical results and are not intended to indicate future performance. Shareholders may make inquiries regarding each Fund’s total return figures to the Distributor.

In its reports, investor communications or advertisements, each Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors, and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality, and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.

In connection with communicating its yield or total return to current or prospective shareholders, the Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other

58

unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

DESCRIPTION OF THE FUNDS’ SHARES

The shares of each Fund represent a beneficial interest in that Fund’s securities and other assets and in its profits or losses.

Each Fund currently offers a single class of shares. Each share of a Fund is entitled to equal dividend, liquidation and redemption rights. The governing instrument of the Company provides that, as determined by the Trustees, in their sole discretion, without the vote or consent of shareholders, (except as required by the 1940 Act) on any matter submitted to a vote of shareholders either (i) each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value (number of shares owned times net asset value per share of the Company, if no series shall have been established, or of such series or class, as applicable) shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees have established as a default matter that each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. When issued and outstanding, shares are fully paid and non-assessable by the Company. Shares of a Fund will be voted together, subject to any exceptions set forth in the Company’s governing instrument. Shares have no preemptive rights and are freely transferable.

The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

There normally will be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Each Trustee shall hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the declination to serve, death, resignation, retirement, removal or incapacity of the Trustee. Any of the Trustees may be removed with or without cause by the affirmative vote of the shareholders of two thirds of the shares or with cause, by the action of two thirds of the remaining Trustees.

On certain matters such as the election of Trustees, all shares of all of the Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in a fundamental investment restriction of a Fund. In voting on an investment management agreement for a Fund, approval by the shareholders of that Fund is effective as to the Fund whether or not enough votes are received from the shareholders of any of the other Funds to approve the investment management agreement for the other Funds.

Information for Shareholders

All shareholder inquiries regarding administrative procedures including the purchase and redemption of creation units should be directed to the Distributor, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422. For assistance, call 800- GABELLI (800-422-3554) or through the internet at www.gabelli.com.

The Company will send unaudited reports at least semiannually, and annual reports containing audited financial statements, to all of its shareholders.

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FINANCIAL STATEMENTS

There are no Financial Statements because prior to the date of this SAI, the Funds have not commenced operations.

Each Fund’s Annual Report will be available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. PricewaterhouseCoopers LLP will provide audit services, tax return preparation and assistance, and other assurance services in connection with certain SEC filings.

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APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to very high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR:	NR is assigned to an unrated issuer, obligation and/or program.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s appends numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

A-1

STANDARD & POOR’S RATINGS SERVICES (“S&P”)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

A-2

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. Capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior ability to repay short-term debt obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

A-3

APPENDIX B

Listed below are the dates in calendar year 2017 in which the regular holidays in non-U.S. markets may impact a Fund’s settlement. This list is based on information available to the Funds. The list may not be accurate or complete and is subject to change.

2017

AUSTRALIA
January 2	April 17	August 7	December 26
January 26	April 25	October 2
April 14	June 12	December 24

AUSTRIA
January 1	May 25	October 26	December 26
January 6	June 5	November 1
April 17	June 15	December 8
May 1	August 15	December 25
BELGIUM
April 14	May 25	August 15	December 26
April 17	June 5	November 1
May 1	July 21	December 25

BRAZIL
January 1	April 14	June 15	November 2
February 27	April 21	September 7	November 15
February 28	May 1	October 12	December 25
CANADA
January 2	May 22	September 4	December 25
February 20	July 3	October 9	December 26
April 14	August 7	November 13

CHILE
January 1	May 1	August 15	October 27
April 14	May 21	September 18	November 1
April 15	June 26	September 19	December 8
April 16	July 16	October 9	December 25
CHINA
January 1	January 30	May 30	October 4
January 27	January 31	October 1	October 5
January 28	April 5	October 2	October 6
January 29	May 1	October 3

COLOMBIA
January 1	May 1	July 20	November 13
January 9	May 29	August 7	December 8
March 20	June 19	August 21	December 25
April 13	June 26	October 16
April 14	July 3	November 6
CZECH REPUBLIC
January 1	May 1	July 6	December 24
April 14	May 8	October 28	December 25
April 17	June 28	November 17	December 26

DENMARK
January 1	April 17	June 5	December 31

B-1

April 13	May 12	December 24
April 14	May 25	December 25
April 16	May 26	December 26
EGYPT
January 7	April 25	July 1	September 2
January 25	May 1	July 23	September 21
April 16	June 25	August 31	October 6
April 17	June 26	September 1	December 1
* The Egyptian market is closed every Friday.

FINLAND
January 1	May 1	December 6	December 31
January 6	May 25	December 24
April 14	June 23	December 25
April 17	June 24	December 26
FRANCE
March 26	October 29	December 25	December 26
May 1

GERMANY
January 1	April 14	May 1	December 25
March 26	April 17	October 29	December 26
GREECE
January 6	April 17	June 5	December 25
February 27	May 1	August 15	December 26
April 14

HONG KONG
January 2	April 17	December 25	December 26
April 14
HUNGARY
January 1	March 15	August 20	October 23

INDIA
January 26	May 1	October 2	December 25
April 24	August 15
INDONESIA
January 1	August 17	December 25

IRELAND
January 2	May 1	June 26	September 22
March 17	May 11	July 27	December 25
April 14	May 25	August 17
ISRAEL
March 12	May 2	September 21	September 30
April 11	May 31	September 22	October 5
April 17	August 1	September 29	October 12
* The Israeli market is closed every Friday.

ITALY
January 1	April 17	December 25	December 26
April 14	May 1
JAPAN
January 1	March 20	July 17	November 3
January 2	April 29	August 11	November 23
January 3	May 3	September 18	December 23

B-2

January 9	May 4	September 23
February 11	May 5	October 9

KUWAIT
January 1	June 24	August 31	September 21
February 25	June 25	September 1	December 1
February 26	June 26	September 2
April 24	August 30	September 3
* The Kuwaiti market is closed every Friday.
LUXEMBOURG
April 14	May 25	August 15	December 26
April 17	June 5	November 1
May 1	June 23	December 25

MALAYSIA
January 1	May 1	September 16	December 25
February 1	August 31
MEXICO
January 1	April 13	September 16	December 12
February 6	April 15	November 2	December 25
March 20	May 1	November 20

MOROCCO
January 1	July 30	September 1	December 1
January 11	August 14	September 21
May 1	August 20	November 6
July 17	August 21	November 18
NETHERLANDS
January 1	April 14	June 5	December 25
March 26	April 17	October 29	December 26

NEW ZEALAND
January 2	January 30	April 17	October 23
January 3	February 6	April 25	December 25
January 23	April 14	June 5	December 26
NIGERIA
January 2	May 29	September 2	December 26
April 14	June 25	October 2
April 17	June 26	December 1
May 1	September 1	December 25

NORWAY
April 13	May 1	June 5	December 26
April 14	May 17	December 25
April 17	May 25
OMAN
April 24	July 23	September 3	November 19
June 25	September 1	September 21	December 1
June 26	September 2	November 18
* The Omani market is closed every Friday.

PAKISTAN
January 2	May 27	August 14	October 1
February 5	June 25	September 1	November 9
March 23	June 26	September 2	December 1
May 1	July 1	September 30	December 25

B-3

PERU
January 1	May 1	July 29	November 1
April 13	June 29	August 30	December 8
April 14	July 28	October 8	December 25

PHILIPPINES
January 1	April 14	August 28	December 25
April 9	May 1	November 1	December 30
April 13	June 12	November 30	December 31
POLAND
January 1	May 1	November 1	December 26
January 6	May 3	November 11
April 14	June 15	December 24
April 17	August 15	December 25

PORTUGAL
April 14	May 1	December 25	December 26
April 17
QATAR
January 1	June 26	September 2	December 18
March 5	June 27	September 3
June 25	September 1	September 4
* The Qatari market is closed every Friday.

RUSSIA
January 1	February 23	May 9	November 6
January 2	March 8	June 12
January 7	May 1
SINGAPORE
January 1	April 14	August 9	December 25
January 2	May 1

SOUTH AFRICA
January 1	April 17	August 9	December 25
January 2	April 27	September 24	December 26
March 21	May 1	September 25
April 14	June 16	December 16
SOUTH KOREA
January 1	March 1	August 15	October 9
January 27	May 1	October 3	December 20
January 28	May 3	October 4	December 25
January 29	May 5	October 5
January 30	June 6	October 6

SPAIN
April 13	June 15	October 12	December 25
April 14	July 25	November 1
May 1	August 15	December 8
SWEDEN
January 6	May 1	June 23	December 26
April 14	May 25	December 25
April 17	June 6

SWITZERLAND
January 2	April 17	June 5	December 25
April 14	May 25	August 1	December 26

B-4

TAIWAN
January 1	April 5	May 1	October 10
February 28

THAILAND
January 2	April 14	May 10	October 23
February 11	April 15	July 1	December 5
April 6	May 1	July 10	December 11
April 13	May 5	August 14
TURKEY
January 1	May 1	August 30	October 29
April 23	May 19

UNITED ARAB EMIRATES
January 1	June 27	September 3	December 3
April 24	August 31	September 21
June 25	September 1	December 1
June 26	September 2	December 2
* The United Arab Emirates market is closed every Friday.
UNITED KINGDOM
January 2	April 17	August 28	December 26
March 26	May 1	October 29
April 14	May 29	December 25

VIETNAM
January 2	January 29	May 1	September 4
January 27	January 30	May 2
January 28	April 6

B-5

Listed below are the instances in calendar year 2017 where, due to local holidays, more than seven days will be needed to deliver redemption proceeds. The chart also lists the worst-case redemption cycle* (longest number of days) for the Funds, which is a function of the longest redemption cycle among the countries listed below.

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2017

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
JAPAN	4/28/2017	5/8/2017	9
	5/1/2017	5/9/2017	8
	5/2/2017	5/10/2017	8

QATAR	6/20/2017	6/28/2017	8
	6/21/2017	6/29/2017	8
	6/22/2017	7/2/2017	10

SOUTH AFRICA	4/7/2017	4/18/2017	11
	4/10/2017	4/19/2017	9
	4/11/2017	4/20/2017	9
	4/12/2017	4/21/2017	9
	4/13/2017	4/24/2014	11
	4/20/2017	4/28.2017	8
	4/21/2017	5/2/2017	10
	4/24/2017	5/3/2017	9
	4/25/2017	5/4/2017	9
	4/26/2017	5/5/2017	9
	4/28/2017	5/10/2017	10
	6/12/2017	6/20/2017	8
	6/13/2017	6/21/2017	8
	6/14/2017	6/22/2017	8
	6/15/2017	6/23/2017	8
	8/2/2017	8/10/2017	8
	8/3/2017	8/11/2017	8
	8/4/2017	8/14/2017	10
	8/7/2017	8/15/2017	8
	8/8/2017	8/16/2017	8
	9/18/2017	9/26/2017	8
	9/19/2017	9/27/2017	8
	9/20/2017	9/28/2017	8
	9/21/2017	9/29/2017	8
	9/22/2017	10/2/2017	10
	12/18/2017	12/27/2017	9
	12/19/2017	12/28/2017	9
	12/20/2017	12/29/2017	9
	12/21/2017	1/1/2018	11
	12/22/2017	1/2/2018	11

SOUTH KOREA	9/29/2017	10/10/2017	10
	10/2/2017	10/11/2017	9

*These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

B-6

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)		Amended and Restated Declaration of Trust for Gabelli NextShares Trust (the “Registrant”), dated August 16, 2016, is incorporated by reference to Pre-Effective Amendment No. 1 as filed with the SEC via EDGAR on November 18, 2016 (Accession No. 0001133228-16-013809) (“Pre-Effective Amendment No. 1”).

(b)		By-Laws of the Registrant, dated August 16, 2016, are incorporated by reference to Pre-Effective Amendment No. 1.

(c)		Instruments Defining Rights of Security Holders are incorporated by reference to Articles II, VI, and VII of the Registrant’s Amended and Restated Declaration of Trust filed as exhibit 28(a) and to Articles I and V of Registrant’s By-Laws filed as exhibit 28(b) to Pre-Effective Amendment No. 1.

(d)	(1)	Form of Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli ESG NextShares, is incorporated by reference to Pre-Effective Amendment No. 1.

	(2)	Form of Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli Food of All Nations NextShares (formerly known as Gabelli All Cap NextShares), is incorporated by reference to Pre-Effective Amendment No. 1.

	(3)	Form of Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli Equity Income NextShares, is incorporated by reference to Pre-Effective Amendment No. 1.

	(4)	Form of Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli Small and Mid Cap Value NextShares, is incorporated by reference to Pre-Effective Amendment No. 1.

	(5)	Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli Media Mogul NextShares, dated November 17, 2016, is incorporated by reference to Post-Effective Amendment No. 1 as filed with the SEC via EDGAR on March 14, 2017 (Accession No. 0001133228-17-001354) (“Post-Effective Amendment No. 1”).

	(6)	Form of Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli Small Cap Growth NextShares, is incorporated by reference to Post-Effective Amendment No. 1.

	(7)	Form of Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli RBI NextShares, is incorporated by reference to Post-Effective Amendment No. 1.

	(8)	Form of Operating Expenses Limitation Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli ESG NextShares, is incorporated by reference to Pre-Effective Amendment No. 1.

	(9)	Form of Operating Expenses Limitation Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli Food of All Nations NextShares (formerly known as Gabelli All Cap NextShares), is incorporated by reference to Pre-Effective Amendment No. 1.

(10)	Form of Operating Expenses Limitation Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli Equity Income NextShares, is incorporated by reference to Pre-Effective Amendment No. 1.

(11)	Form of Operating Expenses Limitation Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli Small and Mid Cap Value NextShares, is incorporated by reference to Pre-Effective Amendment No. 1.

(12)	Operating Expenses Limitation Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli Media Mogul NextShares, dated November 17, 2016, is incorporated by reference to Post-Effective Amendment No. 1.

(13)	Form of Operating Expenses Limitation Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli Small Cap Growth NextShares, is incorporated by reference to Post-Effective Amendment No. 1.

(14)	Form of Operating Expenses Limitation Agreement between the Registrant and Gabelli Funds, LLC, with respect to Gabelli RBI NextShares, is incorporated by reference to Post-Effective Amendment No. 1.

(e)		Distribution Agreement between the Registrant and G.distributors, LLC, dated February 23, 2017, is filed herewith.

(f)		Not Applicable.

(g)	(1)	Form of Custody Agreement between the Registrant and The Bank of New York Mellon is incorporated by reference to Post-Effective Amendment No. 1.

(g)	(2)	Amendment to the Custody Agreement between the Registrant and The Bank of New York Mellon, dated November 30, 2016, is filed herewith.

(g)	(3)	Amendment to Appendix A of the Custody Agreement between the Registrant and The Bank of New York Mellon, dated June 1, 2017, is filed herewith.

(h)	(1)	Form of Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon is incorporated by reference to Pre-Effective Amendment No. 1.

	(2)	Form of Authorized Participant Agreement is incorporated by reference to Pre-Effective Amendment No. 1.

(i)	(1)	Opinion of Richards, Layton & Finger, P.A., with respect to Gabelli ESG NextShares, Gabelli Food of All Nations NextShares (formerly known as Gabelli All Cap NextShares), Gabelli Equity Income NextShares, Gabelli Small and Mid Cap Value NextShares, and Gabelli Media Mogul NextShares, is incorporated by reference to Pre-Effective Amendment No. 1.

(i)	(2)	Opinion and consent of Paul Hastings LLP, Fund Counsel, is filed herewith.

(i)	(3)	Opinion of Richards, Layton & Finger, P.A., with respect to the Gabelli Small Cap Growth NextShares and Gabelli RBI NextShares, is filed herewith.

(j)	(1)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, is filed herewith.

	(2)	Powers of Attorney for Mario J. Gabelli, Salvatore Salibello, Anthony S. Colavita, Kuni Nakumura, Michael Melarkey, and Frank Fahrenkopf, Jr., dated November 16, 2016, is incorporated by reference to Pre-Effective Amendment No. 1.

(k)		Not Applicable.

(l)		Subscription Agreement between the Registrant and GAMCO Investors, Inc., dated October 24, 2016, is filed herewith.

(m)		Not Applicable.

(n)		Not Applicable.

(o)		Not Applicable.

(p)		Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management, Inc., G.research, LLC, G.distributors, LLC, Teton Advisors, Inc., Gabelli & Partners, LLC, Gabelli Fixed Income LLC, and Gabelli & Company Investment Advisers, Inc., dated January 12, 2017, is filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification

To the extent consistent with Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Article VIII of the Registrant’s Amended and Restated Declaration of Trust, Trustees, officers and employees of the Trust will be indemnified to the maximum extent permitted by Delaware law and the 1940 Act.

Reference is made to the provisions of Article VIII of the Registrant’s Amended and Restated Declaration of Trust filed as an exhibit herewith (as noted in Item 28(a) above).

Insofar as indemnification of liabilities arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Amended and Restated Declaration of Trust, the Investment Advisory Agreements and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act, as amended.

Item 31.	Business and Other Connections of the Investment Adviser

Gabelli Funds, LLC (the “Adviser”) is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 32.	Principal Underwriter

(a)	G.distributors, LLC. (“G.distributors”) currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., The Gabelli Dividend Growth Fund, Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., Gabelli Gold Fund, Inc, The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, The Gabelli ESG Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value 25 Fund Inc., The TETON Westwood Funds, Gabelli NextShares Trust, and Keeley Funds, Inc.

(b)	The information required by this Item 32 with respect to each director, officer or partner of G.distributors is incorporated by reference to Schedule A of Form BD filed by G.distributors pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-68697).

(c)	Not Applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the 1940 Act, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

1.	Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

2.	BNY Mellon Investment Servicing (US) Inc.

201 Washington Street

Boston, Massachusetts 02108

3.	BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

4.	The Bank of New York Mellon

One Wall Street

New York, New York 10286

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Rye, and State of New York, on the 20th day of June, 2017.

Gabelli NextShares Trust

By:	/s/ Agnes Mullady
Name:	Agnes Mullady
Title:	President and Principal Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

Mario J. Gabelli* Mario J. Gabelli	Chairman of the Board	June 20, 2017
/s/ Agnes Mullady Agnes Mullady	President (Principal Executive Officer)	June 20, 2017
/s/ John C. Ball John C. Ball	Treasurer (Principal Financial and Accounting Officer)	June 20, 2017
/s/ Andrea R. Mango Andrea R. Mango	Secretary	June 20, 2017
Salvatore M. Salibello* Salvatore M. Salibello	Trustee	June 20, 2017
Anthony S. Colavita* Anthony S. Colavita	Trustee	June 20, 2017
Kuni Nakamura* Kuni Nakamura	Trustee	June 20, 2017
Michael J. Melarkey* Michael J. Melarkey	Trustee	June 20, 2017
Frank J. Fahrenkopf, Jr.* Frank J. Fahrenkopf, Jr.	Trustee	June 20, 2017

*By:	/s/ Agnes Mullady
Agnes Mullady
Attorney-in-Fact

Exhibits

Exhibit No.	Description of Exhibit
28(e)	Distribution Agreement between the Registrant and G.distributors, LLC, dated February 23, 2017
28(g)(2)	Amendment to the Custody Agreement between the Registrant and The Bank of New York Mellon, dated November 30, 2016

28(g)(3)	Amendment to Appendix A of the Custody Agreement between the Registrant and The Bank of New York Mellon, dated June 1, 2017

28(i)(2)	Opinion and consent of Paul Hastings LLP, Fund Counsel
28(j)(3)	Opinion of Richards, Layton & Finger, P.A., with respect to the Gabelli Small Cap Growth NextShares and Gabelli RBI NextShares
28(j)(1)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
28(p)

Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management, Inc., G.research, LLC, G.distributors, LLC, Teton Advisors, Inc., Gabelli & Partners, LLC, Gabelli Fixed Income LLC, and Gabelli & Company Investment Advisers, Inc., dated January 12, 2017

28(l)	Subscription Agreement between the Registrant and GAMCO Investors, Inc., dated October 24, 2016